As filed with the Securities and Exchange Commission on August   , 2008

Securities Act File No. 333-149864
Investment Company Act File No. 811-21423

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒        Registration Statement under the Securities Act of 1933
☒        Pre-Effective Amendment No. 4
☐  Post-Effective Amendment No.and/or
☒  Registration Statement under the Investment Company Act of 1940
☒  Amendment No. 8
(Check Appropriate Box or Boxes)

THE GABELLI GLOBAL DEAL FUND

(Exact Name of Registrant as Specified in Charter)
One Corporate Center
Rye, New York 10580-1422
(Address of Principal Executive Offices)
(800) 422-3554
(Registrant's Telephone Number, Including Area Code)
Bruce N. Alpert or Agnes Mullady
The Gabelli Global Deal Fund
One Corporate Center
Rye, New York 10580-1422
(914) 921-5100
(Name and Address of Agent for Service)
Copies to:

Richard T. Prins, Esq.	Agnes Mullady
Skadden, Arps, Slate, Meagher &	The Gabelli Global Deal Fund
Flom LLP	One Corporate Center
Four Times Square	Rye, New York 10580-1422
New York, New York 10036	(914) 921-5100
(212) 735-3000

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☒  When declared effective pursuant to section 8(c).

If appropriate, check the following box:

[  ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[  ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is __________.

____________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)(3)	Amount of Registration Fee
Preferred Shares, $0.001 par value (2)			$200,000,000	$7,860(4)
Notes (2)
Subscription Rights for Preferred Shares (2)
(1) Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2) Subject to Note 3 below, there is being registered hereunder an indeterminate principal amount of preferred shares, notes, or subscription rights to purchase preferred shares as may be sold, from time to time.
(3) In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $200,000,000.
(4) Previously paid.

____________________

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Subject to Completion,

Preliminary Base Prospectus dated August 4, 2008

PROSPECTUS

GABELLI

$200,000,000

The Gabelli Global Deal Fund

Preferred Shares of Beneficial Interest, Notes and Subscription Rights

Investment Objective.  The Gabelli Global Deal Fund, or the “Fund,” is a non-diversified, closed-end management investment company, formed as a Delaware statutory trust, registered under the Investment Company Act of 1940. The Fund’s investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. Absolute returns are defined as positive total returns, regardless of the direction of securities markets. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs and liquidations. Gabelli Funds, LLC serves as “Investment Adviser” to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund will achieve its objective.

We may offer, from time to time, in one or more offerings, our preferred shares, par value $0.001 per share, our promissory notes, or our subscription rights to purchase our preferred shares, which we refer to collectively as the "securities."  Securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement").  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated.  The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters.  The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protection (if any), and other matters.  The Prospectus Supplement relating to any offering of subscription rights will set forth the number of preferred shares issuable upon the exercise of each right and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities.  Our common shares are listed on the New York Stock Exchange (the "NYSE") under the symbol "GDL". On August 1, 2008, the last reported sale price of our common shares was $15.41.  Shares of closed-end funds often trade at a discount from net asset value.  This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund's securities involves risks.  See "Risk Factors and Special Considerations" for factors that should be considered before investing in securities of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing.  You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the securities, and retain it for future reference.  A Statement of Additional Information, dated August 4, 2008, 2008, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of our annual and semi-annual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 49 of this prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

Our securities and notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted.  You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus.

  i

PROSPECTUS SUMMARY

This is only a summary.  This summary does not contain all of the information that you should consider before investing in our shares.  You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated August 4, 2008 (the "SAI").

The Fund
The Gabelli Global Deal Fund is a non-diversified, closed-end management investment company organized under the laws of the State of Delaware on October 17, 2006.  Throughout this prospectus, we refer to The Gabelli Global Deal Fund as the "Fund" or as "we."  See "The Fund."

The Fund’s outstanding common shares, par value $0.001 per share, are listed on the New York Stock Exchange under the symbol "GDL."  On August 1, 2008, the last reported sale price of our common shares was $15.41.   As of  June 30, 2008, the net assets of the Fund attributable to its common shares were $373,018,366. As of  June 30, 2008, the Fund had outstanding 21,270,610 common shares.

The Offering
We may offer, from time to time, in one or more offerings, our preferred shares, $0.001 par value per share, our notes or our subscription rights to purchase our preferred shares, which we refer to collectively as the "securities." The shares and notes may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement").  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.  Our securities may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated.  The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters.  The Prospectus Supplement relating to any sale of notes will set forth information about the principal amount, interest rate, and call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of preferred shares issuable upon the exercise of each right and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objective
The Fund’s investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. Absolute returns are defined as positive total returns, regardless of the direction of securities markets. To achieve its investment objective, the Fund, under normal market conditions, will invest primarily in securities of companies (both domestic and foreign) involved in publicly announced mergers, takeovers, tender offers and leveraged buyouts and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs and liquidations. The key determinants of the profitability of a merger arbitrage transaction are the probability that the deal will close, the length of time to closing, the likelihood that the deal price will be increased or decreased and the level of short-term interest rates.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers and leveraged buyouts. Broadly speaking, an investor purchases the stock of a company in the process of being acquired by another company in anticipation of capturing the spread between the current market price and the acquisition price. A “stub” refers to a small stake in a target company division or subsidiary that is not purchased by an acquirer in a merger, takeover or leveraged buyout. The arbitrageur may buy the stub, and if the acquiring company is successful in boosting the target company’s appeal, the shares will benefit from a boost in price and the arbitrageur will profit. A spin-off occurs when an independent company is created from an existing part of another company through a distribution of new shares. An arbitrageur may benefit from the share price differential in the same manner as in traditional merger arbitrage if, upon completion of the spin-off, the separate securities trade for more in the aggregate than the former single security. Finally, when a company makes the decision to liquidate, or sell all of its assets, it is often worth more in liquidation than as an ongoing entity. An arbitrageur benefits when the company is able to distribute more than the price at which the stock is trading at the time the arbitrageur acquires its position. In order to minimize market exposure and volatility of such merger arbitrage strategies, the Fund may utilize hedging strategies, such as short selling and the use of options and futures. The Fund may hold a significant portion of its assets in liquid money market securities, which may include affiliated or unaffiliated money market mutual funds.

As a non-diversified investment company, the Investment Company Act of 1940 (the “1940 Act”) does not limit the proportion of the Fund’s assets it may invest in securities of a single issuer, however, certain tax diversification requirements will apply at the end of each quarter.

The Investment Adviser believes that blending traditional merger arbitrage for announced deals with strategies that focus on stubs, spin-offs and liquidations will produce absolute returns in excess of short-term interest rates with less volatility than the returns typically associated with conventional equity investing. A systematic and disciplined arbitrage program may produce attractive rates of return even in flat or down markets. The Investment Adviser will consider a number of factors in selecting merger arbitrage transactions in which to invest, including, but not limited to, the credibility, strategic motivation, and financial resources of the participants and the liquidity of the securities involved in the transaction.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions, or reorganizations. This policy is not fundamental and may be changed by the Fund with notice of not less than 60 days to its shareholders. In market cycles with scarce transaction opportunities, the Fund may seek to accomplish its objective of achieving absolute returns by temporarily investing in other assets, including, but not limited to, short-term debt securities, which may make it less likely for the Fund to achieve an attractive rate of return.
As a global fund, the Fund may invest without limitation in the securities of foreign and domestic issuers. The Fund’s investment strategy is to invest in merger arbitrage transactions and corporate reorganizations throughout the world. As the dollar volume and range of countries involved in significant merger arbitrage and corporate reorganizations has increased over the past several years, the Fund expects that its assets will usually be invested in several countries. Under normal market conditions, the Fund expects to have at least 40% of its assets invested in at least three countries, other than the United States. To the extent that the majority of mergers, takeovers, tender offers and leveraged buyouts and corporate reorganizations are concentrated in any given geographic region, such as Europe, North America or Asia, a relatively high proportion of the Fund’s assets may be invested in that particular region. See “Investment Objective and Policies.”

Payment on Notes
 Under applicable state law and our Charter, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares. The prospectus supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Dividends and Distributions
Preferred Share Distributions. Under current law, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend date.

In the event that for any calendar year the total distributions on the Fund's preferred shares exceed the Fund's current and accumulated earnings and profits, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted tax basis in his or her preferred shares, thereby increasing the shareholder's potential gain or reducing his or her potential loss on the sale of the shares.

Fixed Rate Preferred Shares. Distributions on fixed rate preferred shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board of Trustees of the Fund (the "Board"), out of funds legally available therefor.

Variable Rate Preferred Shares. The holders of variable rate preferred shares are entitled to receive cash distributions, stated at annual rates of the applicable per share liquidation preference, that vary from dividend period to dividend period.

Common Share Distributions. In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some periodic liquidity from their investment without having to sell shares, the Board has adopted a policy, which may be modified at any time, of paying quarterly distributions on its common shares. For the fiscal year ended December 31, 2007, the Fund made distributions of $1.20 per common share, none of which constituted a return of capital.  The composition of each distribution is estimated based on earnings as of the record date for the distribution. The actual composition of each distribution may change based on the Fund's investment activity through the end of the calendar year. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital that is a component of a distribution is not sourced from realized or unrealized profits of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. Shareholders should not assume that a distribution from the Fund is comprised exclusively of net profits.
Limitations on Distributions.  If at any time the Fund has notes outstanding, the Fund will be prohibited from paying any distributions on any of its preferred shares or common shares (other than in additional shares), and from repurchasing any of such shares, unless, as provided in the 1940 Act, the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding.

Tax Treatment of Preferred Share Distributions
The Fund expects that distributions on the preferred shares may consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income (dividend income from certain domestic and foreign corporations) and (iii) investment company taxable income (other than qualified dividend income), including interest income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on long-term capital gain is currently 15%, on qualified dividend income is currently 15%, and on ordinary income (such as distributions from investment company taxable income that are not eligible for treatment as qualified dividend income) is currently 35%. Under current law, these tax rates are scheduled to apply through 2010. The Fund expects that a substantial portion of its income will consist of short-term capital gains. We cannot assure you what percentage of the distributions paid on the preferred shares, if any, will consist of tax advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. For a more detailed discussion, see "Taxation."

Use of Proceeds
The Fund will use the net proceeds from the offering to purchase additional portfolio securities in accordance with its investment objective and policies. It is anticipated that the investment of proceeds will be substantially completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.  See "Use of Proceeds."

Exchange Listing
The Fund's common shares are listed on the NYSE under the trading or "ticker" symbol "GDL." See "Description of the Securities."  Future series of fixed rate preferred shares and subscription rights would also likely be listed on a stock exchange.  Variable rate preferred shares and notes will not likely be listed on a stock exchange.

Market Price of Shares
Common shares of closed-end investment companies often trade at prices lower than their net asset value.  Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value.  The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value.  The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.  See "Use of Proceeds."

In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.  See "Risk Factors and Special Considerations," "Description of the Securities" and "Repurchase of Common Shares."

Risk Factors and Special Considerations
Risk is inherent in all investing. Therefore, before investing in securities of the Fund, you should consider the risks carefully.

Our Notes. An investment in our notes is subject to special risks. There may not be an established market for our notes. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors. See "Risk Factors and Special Considerations — Special Risks to Holders of Notes."

Our Fixed Rate Preferred Shares.  Prior to the offering of any additional series of fixed rate preferred shares, there will be no public market for such shares.  During an initial period, not expected to exceed 30 days after the date of initial issuance, such shares may not be listed on any securities exchange. Consequently, an investment in such shares may be illiquid during such period.  Fixed rate preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates.  See "Risk Factors and Special Considerations — Special Risks to Holders of Fixed Rate Preferred Shares."

Our Variable Rate Preferred Shares.  In the event any auction-rate preferred shares are issued, you may not be able to sell your auction-rate preferred shares at an auction if the auction fails, i.e., if more auction-rate preferred shares are offered for sale than there are buyers for those shares.  In the event any auction-rate preferred shares are issued, if you try to sell your auction-rate preferred shares between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. Due to recent market turmoil, most auction-rate preferred share auctions have  been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. See "Risk Factors and Special Considerations — Special Risks to Holders of Variable Rate Preferred Shares."

Our Subscription Rights.  There is a risk that changes in interest rates or changes in the credit quality of the Fund may result in the underlying preferred shares purchaseable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period.  This may reduce or eliminate the value of the subscription rights.  Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise.  If investors exercise only a portion of the rights, the number of preferred shares issued may be reduced, and the preferred shares may trade at less favorable prices than larger offerings for similar securities.

Credit Quality Ratings.  In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund's portfolio must satisfy over-collateralization tests established by the relevant rating agencies.  These tests are more difficult to satisfy to the extent the Fund's portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.  These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.  A rating by a rating agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares, and a rating may not fully or accurately reflect all of the securities' credit risks. A rating does not address liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to notes, we may alter our portfolio or redeem the preferred securities under certain circumstances. See "Risk Factors and Special Considerations — Credit Quality Ratings."

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices. See "Risk Factors and Special Considerations — Common Share Repurchases."

Preferred Shares Subordinated to Debt Securities.  As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue debt securities.  In the event the Fund were to issue such securities, the Fund's obligations to make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and interest payments due and owing with respect to its outstanding debt securities.  Accordingly, the Fund's issuance of debt securities would have the effect of creating special risks for the Fund's preferred shareholders that would not be present in a capital structure that did not include such securities.  See "Risk Factors and Special Considerations — Special Risks of Debt Securities to Preferred Shares."

Restrictions on Dividends and Other Distributions.  Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for U.S. federal income tax purposes.  While the Fund intends to redeem its preferred shares or prepay its notes only to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.  See "Taxation" in the SAI.

Common Share Distribution Policy Risk. The Fund has adopted a policy, which may be changed at any time by the Board, of paying quarterly distributions on its common shares. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2007, the Fund made distributions of $1.20 per common share, none of which constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Leverage Risk.  The Fund intends to use financial leverage for investment purposes by issuing preferred shares or debt securities. A leveraged capital structure will create special risks not associated with unleveraged funds having a similar investment objective and policies.  These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares.  Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so.  The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund.  To the extent that the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risk of loss.  The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.  Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code.  See "Taxation."

Preferred Share and Note Risk.  The issuance of preferred securities causes the net asset value and market value of the common shares to become more volatile.  If the interest rate on  the notes or the dividend rate on the preferred shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced.  If the interest rate on the notes or the dividend rate on the preferred shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the net asset value of the Fund's investments would be borne entirely by the holders of common shares.  Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged.  This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.  The Fund might be in danger of failing to maintain the required asset coverage of the notes or preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares.  In order to counteract such an event, the Fund might need to liquidate investments in order to fund redemption of some or all of the preferred shares.

In addition, the Fund would pay (and the holders of common shares would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including any additional advisory fees on the incremental assets attributable to such shares.  Holders of notes and preferred shares may have different interests than holders of common shares and at times may have disproportionate influence over the Fund's affairs.  In the event the Fund fails to maintain the specified level of asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund's trustees. In addition, holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become in arrears for two full years would have the right (subject to the rights of noteholders) to elect a majority of the Trustees until the arrearage is completely eliminated.  In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. See "Risk Factors and Special Considerations — Preferred Share and Note Risk."

Special Risks Related to Preferred Shares.  Special risks associated with the Fund investing in preferred shares include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination to debt and other liabilities, illiquidity, limited voting rights and redemption by the issuer.  Because the Fund has no limit on its investment in non-cumulative preferred shares, the amount of dividends the Fund pays may be adversely affected if an issuer of non-cumulative preferred shares held by the Fund determines not to pay dividends on such shares.  There is no assurance that dividends or distributions on preferred shares in which the Fund invests will be declared or otherwise made payable.  See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Special Risks Related to Preferred Shares."

Merger Arbitrage Risk.  The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case losses may be realized. The investment policies of the Fund are expected to lead to frequent changes in investments, which increase transaction costs to the Fund, and may also result in accelerated recognition of short-term capital gain, which will be taxable to shareholders when distributed by the Fund.  See “Risk Factors and Special Considerations — Risk of Investing in the Fund — Merger Arbitrage Risk.”

Non-Diversified Status.  As a non-diversified, closed-end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.  See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Non-Diversified Status."

Foreign Securities Risk.  The Fund has no limit on the amount of its net assets it may invest in foreign securities. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Foreign Securities Risk."

Lower Grade Securities.  The Fund has no limit on the amount of its net assets it may invest in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality.  However, the Fund does not expect these investments to exceed 10% of its total assets. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as "junk bonds." See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Lower Grade Securities."

Derivative Transactions.  The Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Special Risks of Derivative Transactions."

Interest Rate Transactions.  The Fund may enter into an interest rate swap or cap transaction with respect to all or a portion of any future series of variable rate preferred shares.  The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund includi ng, among others, counterparty risk and early termination risk.  See "Risk Factors and Special Considerations — Risks of Investing in the Fund —Swaps."

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Management Risk."

Dependence on Key Personnel.  The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Dependence on Key Personnel."

Anti-Takeover Provisions.  The Fund's Governing Documents (as defined herein) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover Provisions of the Fund's Governing Documents."

The Fund has elected and has qualified for, and intends to remain qualified for, U.S. federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other U.S. federal income tax considerations.

Management and Fees
Gabelli Funds, LLC serves as the Fund's Investment Adviser and its fee is calculated on the basis of the Fund's managed assets, which includes all of the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred shares or other liabilities except for certain ordinary course expenses. The fee may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize such leverage.  The base rate will be an annual rate of 0.50% of the Fund’s average weekly managed assets payable monthly in arrears. In addition, the Investment Adviser will be entitled to receive an annual performance fee as of the end of each calendar year if the total return of the Fund on its common shares during the calendar year in question exceeds the total return of an index of three-month U.S. Treasury bills (the “T-Bill Index”) during the same period. If the Fund’s total return for the calendar  year equals the total return of the T-Bill Index for the same period plus 3.0 percentage points (300 basis points), the Investment Adviser will receive a performance fee of 0.75% of the Fund’s average weekly managed assets during the period. This performance fee will be increased by 0.01 percentage point (one basis point) for each 0.04 percentage point (four basis points) by which the Fund’s total return during the period exceeds the T-Bill Index total return plus 3.0 percentage points (300 basis points), up to a maximum performance fee of 1.50% if the excess performance over the T-Bill Index is 6.0 percentage points (600 basis points) or greater and will be decreased at the same rate for the amount by which the Fund’s total return during the period is less than the T-Bill Index total return plus 3.0 percentage points (300 basis points), until no performance fee is payable if the Fund’s total return is less than or equal to the T-Bill Index total return. See “Management of the Fund.”

Under the performance fee arrangement, the annual rate of the total fees paid to the Investment Adviser can range from 0.50% to 2.00% of the Fund’s average weekly managed assets.

Total Investment Advisory Fee Rate
(as a percentage of average weekly managed assets)

T-Bill Index	The Fund’s Total Return
Total Return	0% or less	1%	2%	3%	4%	5%	6%	7%	8%	9%	10%	11%	12%	13%	14%
2%	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00	2.00	2.00	2.00	2.00	2.00
3%	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00	2.00	2.00	2.00	2.00
4%	0.50	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00	2.00	2.00	2.00
5%	0.50	0.50	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00	2.00	2.00
6%	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00	2.00
7%	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00
8%	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00

Repurchase of Common Shares and Anti-takeover Provisions
The Fund's Board has authorized the Fund to repurchase its common shares in the open market when the common shares are trading at a discount of 7.5% or more from net asset value (or such other percentage as the Board may determine from time to time). Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares.  The Board has not established a limit on the number of shares that could be purchased during such period.  Such repurchases are subject to certain notice and other requirements under the 1940 Act.  See "Repurchase of Common Shares."

Certain provisions of the Fund's Agreement and Declaration of Trust and By-Laws (collectively, the "Governing Documents") may be regarded as "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. See "Anti-Takeover Provisions of the Fund's Governing Documents."

Custodian
Mellon Trust of New England, NA (the "Custodian"), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges.

Transfer Agent and Dividend Disbursing Agent
American Stock Transfer & Trust Company, located at 59 Maiden Lane, New York, New York 10038, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan, and as transfer agent and registrar with respect to the common shares of the Fund.

FINANCIAL HIGHLIGHTS

        The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this prospectus and the SAI.  The financial information for the fiscal year ended December 31, 2007, has been audited by Ernst & Young LLP, the Fund's independent registered accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a common share of beneficial interest outstanding throughout the period ended December 31, 2007 (d):

Operating Performance:
Net asset value, beginning of period…………………………………………………………………	$ 19.06(e)
Net investment income (a)……………………………………………………………………………	0.37
Net realized and unrealized gain on investments, swap contracts, and foreign currency transactions	0.27
Total from investment operations…………………………………………………………………….	0.64

Distributions to Common Shareholders:
Net investment income………………………………………………………………………………..	(0.30)
Net realized gains on investments, swap contracts, and foreign currency transactions………………	(0.90)
Total distributions to common shareholders………………………………………………………….	(1.20)

Fund Share Transactions:
Increased in net asset value from common share transactions	0.00 (f)
Net Asset Value, End of Period……………………………………………………………………..	$ 18.50
Net Asset value total return* ……………………………………………………………………...	3.35%
Market value, end of period ………………………………………………………………………….	$ 15.96
Total investment return**. ……………………………………………………………………...……	(14.55)%

Ratios to Average net Assets and Supplemental Data:
Net assets end of period (in 000's)……………………………………………………………………	$394,017
Ratio of net investment income to average net assets………………………………………………..	2.12%(g)
Ratio of operating expenses to average net assets (b)(c)……………………………………………..	0.64%(g)
Portfolio turnover rate………………………………………………………………………………..	177%

_______________________
*
Based on net asset value per share, at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the asset value per share on the ex-dividend dates.  Total return for a period of less than one year is not annualized.

**
Based on market value per share, at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund's dividend reinvestment plan.  Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)
The ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.  Including such custodian fee credits, the expense ratio for the period ended December 31, 2007 would have been 0.63%.

(c)	The Fund incurred interest expense during the period ended December 31, 2007. If interest expenses had not been incurred, the ratio of operating expenses to average net assets would have been 0.62%.

(d)	The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

(e)	The beginning of the period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(f)	Amount represents less than $0.005 per share

(g)    Annualized.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments.  The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on October 17, 2006, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund commenced its investment operations on January 31, 2007. The Fund’s principal office is located at One Corporate Center, Rye, New York, 10580-1422 and its telephone number is (800) 422-3554.

INVESTMENT OBJECTIVE AND POLICIES

 Investment Objective

The Fund’s investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. Absolute returns are defined as positive total returns, regardless of the direction of securities markets. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs and liquidations. Under normal circumstances, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The Investment Adviser considers the Fund’s merger arbitrage investment results to be less volatile than overall stock price movements. While some periods will be more conducive to a merger arbitrage strategy than others, a systematic, disciplined arbitrage program may produce attractive rates of return over time even in flat or down markets. Except as otherwise stated, the Fund’s investment objective and policies are not fundamental and may be changed without obtaining approval from the Fund’s shareholders.

 Investment Methodology of the Fund

In selecting transactions in which the Fund will invest, the Investment Adviser normally will consider the following factors, among others:

•           the probability that the targeted acquisition or other transaction will close;

•           the length of time to closing;

•           the credibility, strategic motivation and financial resources of the participants;

•           the liquidity of the securities involved in the transaction;

•           the issuer’s free cash flow and long-term earnings trends;

•           the likelihood of an overbid; and

•           the presence of a catalyst: something indigenous to the issuer, its industry, or country to surface additional value.

The Investment Adviser believes that blending traditional merger arbitrage for announced deals with strategies that focus on stubs, spin-offs and liquidations will produce absolute returns in excess of short-term interest rates with less volatility than the returns typically associated with equity investing. A systematic and disciplined arbitrage program may produce attractive rates of return even in flat or down markets.

 Certain Investment Practices

Merger Arbitrage.  The Fund will invest in the equity securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers and leveraged buyouts. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. Although investors can utilize merger arbitrage techniques with respect to companies the investor believes may soon become subject to a merger proposal or negotiated transaction, the Fund intends to invest primarily in publicly announced transactions.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer but at a discount to what the stated or appraised value of the securities would be if the contemplated transaction were completed. Investments in these securities may be advantageous when the discount overstates the risk of the contingencies involved; undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offering party and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund (which may exceed 300%), thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have reasonable prospects of capital appreciation which are significant in relation to both the risk involved and the potential of available alternative investments.

Depending upon the level of merger activity and other economic and market conditions, the Fund may temporarily invest a substantial portion of its assets in other securities, including money market instruments such as Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities; shares of one or more money market funds managed by the Investment Adviser or unaffiliated managers; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.

The Fund may use hedging arrangements, including investments in options and futures, in order to reduce the risk of adverse price movements in securities it holds, with the goal of consistently achieving absolute returns. The Fund does not anticipate that its investments in futures contracts will require aggregate initial margins and premiums in excess of 5% of its assets or that the option premiums paid with respect to outstanding options will exceed 10% of its assets at any particular time.

As a global fund, the Fund may invest without limitation in the securities of foreign and domestic issuers. The Fund’s investment strategy is to invest in merger arbitrage transactions and corporate reorganizations throughout the world. As the dollar volume and range of countries involved in significant merger arbitrage and corporate reorganizations has increased over the past several years, the Fund expects that its assets will usually be invested in several countries. Under normal market conditions, the Fund expects to have at least 40% of its assets invested in at least three countries, other than the United States. To the extent that the majority of mergers, takeovers, tender offers and leveraged buyouts and corporate reorganizations are concentrated in any given geographic region, such as Europe, North America or Asia, a relatively high proportion of the Fund’s assets may be invested in that particular region.

Foreign Securities.  The Fund may make unlimited investments in the securities of non-United States issuers, which are generally denominated in foreign currencies. See “Risk Factors and Special Considerations — Foreign Securities Risk.” The Fund may purchase sponsored American Depository Receipts (“ADRs”) or United States dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Options.  The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer at a specified price and obligating the writer to purchase the underlying security from the holder at that price.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, with respect to exchange-traded options, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction on an exchange. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, prevailing interest rates, the current market price and price volatility of the underlying security, and the time remaining until the expiration date. Gains and losses on investment in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will persist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

The sale of covered call options may also be used by the Fund to reduce the risks associated with individual investments and to increase total investment return.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, in order for the Fund to avoid being treated as having issued senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Futures Contracts and Options on Futures.  The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in this prospectus and the SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Swaps.  The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management.  These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument.  Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.  The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period.  These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.  Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets.  Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements.  There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.  In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied.  There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.

Short Sales.  The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 25% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 50% of the value of its assets. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales “against the box” may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to deliver any payments received on such borrowed securities, such as dividends.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, United States government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Derivatives.  Investments in options, futures and swaps are often referred to as derivatives transactions. The Fund expects that it will invest in these types of instruments primarily for hedging and risk management purposes and that its investments in derivatives and short sales for purposes unrelated to corporate transactions or reorganizations will not exceed 5% of its total assets.

There is no specific limit on the proportion of its assets that the Fund may use to invest in derivatives and conduct short sales in connection with its investments in corporate transactions and reorganizations, although the Fund expects that it will not be required to utilize more than 10% of the assets it has invested in a particular transaction to hedge its gains in such transaction.

Lower Grade Securities.  The Fund may make unlimited investments in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, including securities of issuers in default, which are likely to have the lowest rating. However, the Fund does not expect these investments to exceed 10% of its total assets. These securities, which may be preferred shares or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than “BBB” by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), or lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities considered by the Investment Adviser to be of comparable quality, are commonly referred to as “junk bonds.”

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.

Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred shares moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams. Current interest rates are relatively low and, therefore, it is possible that they will rise in the future.

As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Forward Foreign Currency Exchange Contracts.  There is no limit on the Fund’s ability to invest in foreign currency exchange contracts, as the Fund may invest up to 100% of its assets in transactions involving securities denominated in foreign currencies. The Fund may hedge up to 100% of its currency exposure.

The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund will only enter into forward currency contracts with parties which the Investment Adviser believes to be creditworthy. To ensure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

Repurchase Agreement Transactions.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Leverage.  As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. Any such debt or preferred shares may be convertible in accordance with Securities and Exchange Commission guidelines, which may permit each fund to obtain leverage at attractive rates.

The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the common shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced.

Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the net asset value of the Fund will be diminished. See “Risk Factors and Special Considerations — Leverage Risk.”

An issuance of preferred shares may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred securities issued by the Fund.

Portfolio Turnover.  The Fund will buy and sell securities to accomplish its investment objective.  The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).  Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

For the partial year ended December 31, 2007, the portfolio turnover rate of the Fund was 177%.  The Fund anticipates that its portfolio turnover rate will be substantial and may exceed 300%.

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares, if any, voting together as a single class. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund issue debt, preferred shares or other leverage instruments in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on such leverage.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Special Risks to Holders of Notes

 There may not be an established market for our notes. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Special Risks to Holders of Fixed Rate Preferred Shares

Illiquidity Prior to Exchange Listing.  Prior to the offering of any additional series of fixed rate preferred shares, there will be no public market for such shares.  In the event any fixed rate preferred shares are issued, prior application will have been made to list such shares on the NYSE.  However, during an initial period, which is not expected to exceed 30 days after the date of initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so.  Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation.  Fixed rate preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates.

Special Risks for Holders of Variable Rate Preferred Shares

Auction Risk.  In the event any auction-rate preferred shares are issued, you may not be able to sell your auction-rate preferred shares at an auction if the auction fails, i.e., if more auction-rate preferred shares are offered for sale than there are buyers for those shares.  Also, if the auction is successful, and if you place an order (a hold order) at an auction to retain auction-rate preferred shares only at a specified rate that exceeds the rate set at the auction, you will not retain your auction-rate preferred shares.  Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate.  Moreover, the dividend period may be changed, subject to certain conditions and with notice to the holders of the auction-rate preferred shares, which could also affect the liquidity of your investment. Due to recent market turmoil, most auction-rate preferred share auctions have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity.

Secondary Market Risk.  In the event any auction-rate preferred shares are issued, if you try to sell your auction-rate preferred shares between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends.  If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market.  Broker-dealers that maintain a secondary trading market for the auction-rate preferred shares are not required to maintain this market, and the Fund is not required to redeem auction-rate preferred shares if either an auction or an attempted secondary market sale fails because of a lack of buyers.  The auction-rate preferred shares will not be registered on a stock exchange.  If you sell your auction-rate preferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.  Due to recent market turmoil, most auction-rate preferred share auctions have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity.

Special Risks for Holders of Subscription Rights

        There is a risk that changes in interest rates or changes in the credit quality of the Fund may result in the underlying preferred shares purchaseable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period.  This may reduce or eliminate the value of the subscription rights.  Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise.  If investors exercise only a portion of the rights, the number of preferred shares issued may be reduced, and the preferred shares may trade at less favorable prices than larger offerings for similar securities.

Credit Quality Ratings

In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund's portfolio must satisfy over-collateralization tests established by the relevant rating agencies.  These tests are more difficult to satisfy to the extent the Fund's portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.  These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.  A rating by a rating agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares, and a rating may not fully or accurately reflect all of the securities' credit risks. A rating does not address liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to notes, we may alter our portfolio or redeem the preferred shares under certain circumstances.

Common Stock Repurchases

Repurchases of common stock by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.

Special Risks to Preferred Shares from Debt Securities Issuance

As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue debt securities.  In the event the Fund were to issue such securities, the Fund's obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and interest payments due and owing with respect to its outstanding senior debt securities.  Accordingly, the Fund's issuance of debt securities would have the effect of creating special risks for the Fund's preferred shareholders that would not be present in a capital structure that did not include such securities.

Restrictions on Dividends and Other Distributions

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for U.S. federal income tax purposes.  While the Fund intends to redeem its preferred shares or prepay its notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.  See "Taxation" in the SAI.

Common Share Distribution Policy Risk.

The Fund has adopted a policy, which may be changed at any time by the Board, of paying quarterly distributions on its common shares. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2007, the Fund made distributions of $1.20 per common share, none of which constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Leverage Risk

The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risks of loss.  The Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.

Preferred Share and Note Risk

The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile.  If the interest rate on the notes or the dividend rate on the preferred shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced.  If the interest rate on the notes or the dividend rate on the preferred shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the net asset value of the Fund's investments would be borne entirely by the holders of common shares.  Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged.  This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.  In such a case, the Fund might be in danger of failing to maintain the required asset coverage of the notes or preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares.  In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares and notes, including any additional advisory fees on the incremental assets attributable to such securities.

Holders of notes and preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund's affairs.  In the event the Fund fails to maintain 100% of asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund's trustees. In addition, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right (subject to the rights of noteholders) to elect a majority of the Trustees until such arrearage is completely eliminated.  In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

 Risks of Investing in the Fund

   Merger Arbitrage Risk

 The Fund’s investment strategy involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in equity securities. The principal risk associated with the Fund’s arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Investment Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

 In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund’s original investment or that no such distribution will ultimately be made and the value of the Fund’s investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund’s risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short-term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

 Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

 Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

   Special Risks Related to Preferred Shares

There are special risks associated with the Fund investing in preferred shares, including:

Deferral.  Preferred shares may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Fund owns a preferred security on which distributions are being deferred by the issuer, the Fund may be required to report income for tax purposes although it has not yet received such deferred distributions.

Non-Cumulative Dividends.  Some preferred shares are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid.  A portion of the portfolio may include investments in non-cumulative preferred shares, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.  Should an issuer of non-cumulative preferred shares held by the Fund determine not to pay dividends on such shares, the Fund's return from those securities may be adversely affected.  There is no assurance that dividends or distributions on non-cumulative preferred shares in which the Fund invests will be declared or otherwise made payable.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.  Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of Trustees to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred shares may redeem the securities prior to a specified date.  For instance, for certain types of preferred shares, a redemption may be triggered by a change in federal income tax or securities laws.  As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Non-Diversified Status.  The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer.  However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company," or RIC, for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders.  To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year (a) not more than 25% of the value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of (i) a single issuer, (ii) any two or more issuers that the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses or (iii) one or more qualified publicly traded partnership (as defined under "Taxation of the Fund") and (b) at least 50% of the value of the Fund's assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.

As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company.  As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified.  Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Industry Concentration Risk.  The Fund may invest up to 25% of its total assets in securities of a single industry.  Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations.  In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Foreign Securities Risk.  The Fund may invest without limit in the securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad.  In addition, it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a U.S. company.  Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.  A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations.  Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers.  ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.  While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Lower Grade Securities.  The Fund may invest without limit in nonconvertible preferred shares, convertible bonds or other debt securities rated in the lower rating categories of nationally recognized statistical rating organizations (i.e., rated "Ba" or lower by Moody's or "BB" or lower by S&P or Fitch) or unrated securities of comparable quality.  These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities.  These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk and risk of default;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.  Lower grade securities tend to be less liquid than investment grade securities.  The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective and not absolute standards of quality.  Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

As a part of its investments in lower grade fixed-income securities, the Fund may invest in the securities of issuers in default.  The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers' securities will appreciate.  By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

For a further description of lower grade securities and the risks associated therewith, see "Investment Objective and Policies — Certain Investment Practices — Lower Grade Securities."  For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Special Risks of Derivative Transactions.  Short sales and investments in options, futures and swaps are often referred to as derivatives transactions. The Fund expects that it will utilize these types of instruments primarily for hedging and risk management purposes and that its investments in derivatives and short sales for purposes unrelated to corporate transactions or reorganizations will not exceed 5% of its total assets. There is no specific limit on the proportion of its assets that the Fund may use to invest in derivatives and conduct short sales in connection with its investments in corporate transactions and reorganizations, although the Fund expects that it will not be required to utilize more than 10% of the assets it has invested in a particular transaction to hedge its gains in such transaction.

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•
the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Futures Transactions.  The Fund may invest without limit in futures contracts.  Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the return of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

Forward Currency Exchange Contracts.  There is no limit on the Fund's ability to invest in foreign currency exchange contracts.  The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Swaps.  The Fund may enter into one or more swap transactions to attempt to protect itself from increasing distribution or interest expenses resulting from rising short-term interest rates or any outstanding leverage. A decline in interest rates may result in a decline in the value of the swaps which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. Swaps and certain other derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such swaps and other derivatives. There is currently little or no case law or litigation characterizing swaps or certain other derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to swaps or other derivatives that have not heretofore been applied. Pending clarification of these uncertainties, the Fund intends to utilize these instruments primarily for hedging and risk management purposes.

For a further description of such derivative investments, see "Investment Objective and Policies — Additional Investment Policies" in the SAI.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel.  The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments.  If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected.  There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Anti-Takeover Provisions.  The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  See "Anti-Takeover Provisions of the Fund's Governing Documents."

Status as a Regulated Investment Company.  The Fund has elected and has qualified, and intends to remain qualified, for U.S. federal income tax purposes as a regulated investment company under Subchapter M of the Code.  Qualification requires, among other things, compliance by the Fund with certain distribution requirements.  Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements.  The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements.  See "Taxation" for a more complete discussion of these and other U.S. federal income tax considerations.

HOW THE FUND MANAGES RISK

 Investment Restrictions

The Fund has adopted certain investment limitations, some of which are fundamental policies of the Fund, designed to limit investment risk and maintain portfolio diversification.  Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class).  In addition, pursuant to the Statement of Preferences of each of the series of preferred shares, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy.  The Fund may become subject to guidelines that are more limiting than its current investment restrictions in order to obtain and maintain ratings from Moody's and S&P on its preferred shares.

 Interest Rate Transactions

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on a series of the variable rate preferred shares.  In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap.  Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends or distributions when due in accordance with the Statement of Preferences of the relevant series of the variable rate preferred shares even if the counterparty defaulted.  Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend or distribution payments on the variable rate preferred shares.  In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the Fund's ability to make dividend or distribution payments on the variable rate preferred shares.  To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the variable rate preferred shares.  A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage.  Under the Statement of Preferences for each series of the preferred shares, if the Fund fails to maintain the required asset coverage on the outstanding preferred shares or fails to comply with other covenants, the Fund may, at its option (and in certain circumstances will be required to), mandatorily redeem some or all of these shares.  The Fund generally may redeem the auction-rate preferred shares, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.  Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction.  Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily.  The Fund does not presently intend to enter into interest rate swap or cap transactions relating to any auction-rate preferred shares in a notional amount in excess of the outstanding amount of the auction-rate preferred shares. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

MANAGEMENT OF THE FUND

 General

The Fund's Board (who, with the Fund's officers, are described in the SAI) has overall responsibility for the management of the Fund.  The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, and the Sub-Administrator (as defined below).  Pursuant to an investment advisory agreement with the Fund, the Investment Adviser, under the supervision of the Fund's Board, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates.

 The Investment Adviser

Gabelli Funds, LLC serves as the Fund's Investment Adviser pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement").  The Investment Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422.  The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980.  As of March 31, 2008, the Investment Adviser acts as registered investment adviser to 26 management investment companies with aggregate net assets of $16.2 billion.  The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $28.7 billion as of March 31, 2008.  GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $11.6 billion under management as of March 31, 2008.  Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $396 million as of March 31, 2008.  Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $2 million under management as of March 31, 2008.  Teton Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the GAMCO Westwood Funds having aggregate assets of approximately $441 million under management as of March 31, 2008.

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL."  Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.

          Fees of the Investment Adviser

Gabelli Funds, LLC serves as the Fund’s investment adviser at an annual base rate of 0.50% of the Fund’s average weekly managed assets payable monthly in arrears. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred shares or other liabilities except for certain ordinary course expenses. In addition, the Investment Adviser will be entitled to receive an annual performance fee as of the end of each calendar year if the total return of the Fund on its common shares during the calendar year in question exceeds the total return of the T-Bill Index compounded quarterly on the same dates as the Fund’s quarterly ex-dividend dates (or at the end of the quarter if no dividend is paid) during the same period. If the Fund’s total return for the calendar year equals the total return of the T-Bill Index for the same period plus 3.0 percentage points (300 basis points), the Investment Adviser will receive a performance fee of 0.75% of the Fund’s average weekly managed assets during the period. This performance fee will be increased by 0.01 percentage point (one basis point) for each 0.04 percentage points (four basis points) by which the Fund’s total return during the period exceeds the T-Bill Index total return plus 3.0 percentage points (300 basis points), up to a maximum performance fee of 1.50% if the excess performance over the T-Bill Index is 6.0 percentage points (600 basis points) or greater and will be decreased at the same rate for the amount by which the Fund’s total return during the period is less than the T-Bill Index total return plus 3.0 percentage points (300 basis points), until no performance fee is payable if the Fund’s total return is less than or equal to the T-Bill Index total return.

For purposes of calculating the Fund’s performance fee, the Fund’s total return will be calculated as the sum of the Fund’s change in net asset value per common share from January 1 (or the date of the Fund’s commencement of investment operations, in the case of the Fund’s first year of investment operations), through December 31 of each year plus the amount of distributions per common share in respect of such period (calculating the number of shares outstanding on a daily average weighted basis assuming reinvestment of such distributions at net asset value per share on the ex-dividend date and assuming solely for purposes of the Fund’s performance fee that all issuances and repurchases of shares are at net asset value). Increases and decreases in the investment management fee will be accrued as often as net asset value per common share is calculated and accordingly will affect the total return on which the rate of the fee is determined.

For purposes of calculating the Fund’s performance fee, the T-Bill Index’s total return will be calculated as the sum of the change in the discount price of the three month Treasury bill from the first business day after January 1 of each year (or the date of the Fund’s commencement of investment operations, in the case of the Fund’s first year of investment operations) to the last business day of each year plus the weekly yield to maturity interest payments thereon implied by the discount price thereof and compounded quarterly on the same dates as the Fund’s quarterly ex-dividend dates (or at the end of the quarter if no dividend is paid).

The following chart illustrates the variability of the Fund’s investment management fees in various circumstances.

The Gabelli Global Deal Fund
Total Investment Advisory Fee Rate
(as a percentage of average weekly managed assets)

T-Bill Index	The Fund’s Total Return
Total Return	0% or less	1%	2%	3%	4%	5%	6%	7%	8%	9%	10%	11%	12%	13%	14%
2%	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00	2.00	2.00	2.00	2.00	2.00
3%	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00	2.00	2.00	2.00	2.00
4%	0.50	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00	2.00	2.00	2.00
5%	0.50	0.50	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00	2.00	2.00
6%	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00	2.00
7%	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00	2.00
8%	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.75	1.00	1.25	1.50	1.75	2.00

A discussion regarding the basis for the Fund's Board approval of the investment advisory agreement with the Investment Adviser is available in the Fund's annual report for the year ended December 31, 2007.

 Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund that are employed by the Fund and are not employed by the Investment Adviser although such officers may receive incentive-based variable compensation from affiliates of the Investment Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the Independent Registered Public Accounting Firm's services, stock exchange listing fees, costs of printing proxies, share certificates and shareholder reports, charges of the Fund's custodian, charges of the transfer agent and distribution disbursing agent, SEC fees, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, the Fund's pro rata portion of the Chief Compliance Officer's compensation, fidelity bond coverage for the Fund's officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

 Selection of Securities Brokers

The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund.  Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it.  The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, and information on the brokerage practices of the Fund. The Fund expects that a substantial portion of its portfolio transactions may be executed through Gabelli & Company so long as the Investment Adviser and the Board conclude that Gabelli & Company is able to provide best execution at a favorable cost.

 Portfolio Management

Mario J. Gabelli is currently and has been responsible for the day-to-day management of the Fund since its formation.  Mr. Gabelli has served as Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and its predecessor since 1980.  Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family.  Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management of the Fund.  Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of GAMCO Investors, Inc.; Chief Investment Officer — Value Portfolios of GAMCO Asset Management Inc; and Chairman of the Board and Chief Executive Officer of LICT Corporation, a multimedia and communications services company.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.

 Non-Resident Trustees

Mario d'Urso, trustee of the Fund, resides outside the U.S. and all or a significant portion of his assets are located outside the U.S.  Mr. d'Urso does not have an authorized agent in the U.S. to receive service of process.  As a result, it may not be possible for investors to effect service of process within the U.S. or to enforce against Mr. d'Urso in U.S. courts judgments predicated upon civil liability provisions of U.S. securities laws.  It may also not be possible to enforce against Mr. d'Urso in foreign courts judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of the U.S.

          Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment and portfolio management services provided by the Investment Adviser.  For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion but less than $15 billion and 0.01% of the aggregate average net assets in excess of $15 billion.  The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

                  Regulatory Matters

The Fund has received the following information from the Investment Adviser:

On April 24, 2008, the Investment Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Investment Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Investment Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the Staff, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Investment Adviser and the funds. The Investment Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Advisory Agreement.

The Investment Adviser was informed by the Staff that they may recommend to the SEC that the Investment Adviser be held accountable for the actions of two of the closed-end funds managed by the Investment Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act.  These provisions require registered investment companies to provide written statements to shareholders when a distribution is made from a source other than net investment income.  While the two funds sent annual statements containing the required information and Form 1099-DIV statements as required by the IRS, the funds did not send written statements to shareholders with each distribution in 2002 and 2003.  The then existing closed-end funds managed by the Investment Adviser changed their notification procedures in 2004 and the Investment Adviser believes that all of the funds have been in compliance with Section 19(a) and Rule 19a-1 of the 1940 Act since that time.  The Staff's notice to the Investment Adviser did not relate to the Fund. The Staff indicated that they may recommend to the SEC that administrative remedies be sought, including a monetary penalty.  The Investment Adviser cannot predict whether an administrative proceeding will be instituted and, if so, what the ultimate resolution might be.  The Investment Adviser currently expects that any resolution of this matter will not have a material adverse effect on the Investment Adviser's ability to fulfill its obligations under the Advisory Agreement.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund.  However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefore.  For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net capital gain each year, but may determine to retain all or part of any net capital gain for reinvestment. In such event, the Fund will pay federal income tax on such retained gain and the Fund’s shareholders will receive a corresponding tax credit and increase in the basis of their shares. In the event that the Fund’s net investment company taxable income and net capital gains exceed the total of the Fund’s quarterly distributions on common shares and the amount of distributions on any preferred shares issued by the Fund, the Fund intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions on common shares and the amount of distributions on any preferred shares issued by the Fund exceed net investment company taxable income and net capital gain, the excess will generally be treated as a tax free return of capital up to the amount of a shareholder’s tax basis in the common shares. Any distributions which (based upon the Fund’s full year performance) constitute tax free return of capital will reduce a shareholder’s tax basis in the common shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of the basis in the common shares will generally be taxable to the shareholder as capital gain. See “Taxation.” Quarterly distribution notices provided by the Fund to its shareholders will describe the portion of the quarterly distribution which, in the Fund’s current good faith judgment, constitutes investment company taxable income, capital gain, or a return of capital. The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund’s actual net investment company taxable income and net capital gain for the year and will be communicated to shareholders promptly.

In the event the Fund distributes amounts in excess of its current and accumulated earnings and profits, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when it is disadvantageous to do so.

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or payment of a fixed dollar amount. The Fund’s current policy is to make quarterly distributions to holders of its common shares. The exemption also permits the Fund to make such distributions with respect to its preferred shares, if any, in accordance with such shares’ terms.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash.  Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash.  Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment.  All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the transfer agent as dividend disbursing agent.

Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued common shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares.  The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day.  If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund, valued at market price.  If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares exceeds net asset value.

Participants in the Plan have the option of making additional cash payments to the Plan agent, monthly, for investment in the shares as applicable.  Such payments may be made in any amount from $250 to $10,000.  The Plan agent will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month.  The Plan agent will charge each shareholder who participates $1.00, plus a pro rata share of the brokerage commissions.  Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions.  It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the 15th of the month.  A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.  Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.  A Plan participant may send its share certificates to the Plan agent so that the shares represented by such certificates will be held by the Plan agent in the participant's shareholder account under the Plan.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution.  The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan.  See "Taxation" for details on the tax consequences to shareholders  of automatic dividend reinvestment. All correspondence concerning the Plan should be directed to the transfer agent.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the Fund's shares, notes and subscription rights.  This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and its By-Laws.  For complete terms of the shares, please refer to the actual terms of such series, which are set forth in the Agreement and Declaration of Trust. For complete terms of the notes, please refer to the actual terms of such notes, which will be set forth in an Indenture relating to such notes (the "Indenture.") For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in subscription rights agreement relating to such subscription rights (the "Subscription Rights Agreement").

 Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of October 17, 2006.  The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share.  Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  Though the Fund expects to pay distributions quarterly on the common shares, it is not obligated to do so.  All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Offerings of shares require approval by the Fund's Board.  Any additional offering of common shares will be subject to the requirements  of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

The Fund's common shares are listed on the NYSE under the symbol "GDL."

The Fund's net asset value per share will be reduced immediately following the offering of common shares by the amount of the offering expenses paid by the Fund.  See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions.  Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value.  Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future.  The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund's common shareholders will vote as a single class to elect the Fund's Board and on additional matters with respect to which the 1940 Act, the Fund's Declaration of Trust, By-Laws or resolutions adopted by the Trustees provide for a vote of the Fund's common shareholders.  See "Anti-Takeover Provisions of the Fund's Governing Documents."

 Book Entry

Any fixed rate preferred shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company ("DTC").  The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes.  In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.  Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

 Preferred Shares

Currently, an unlimited number of the Fund's shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board and would materially limit and/or qualify the rights of the holders of the Fund's common shares.

If the Fund issues preferred shares, it will pay dividends to the holders of the preferred shares at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a Prospectus Supplement accompanying each preferred share offering.

Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund's creditors but before any distributions with respect to the Fund's common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund's obligations with respect to any outstanding senior securities representing debt.  The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the preferred shares.

Rating Agency Guidelines.  Upon issuance, it is expected that the preferred shares will be rated "Aaa" by Moody's and/or "AAA" by S&P.  The Fund expects that it will be required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, with respect to the separate guidelines Moody's and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Basic Maintenance Amount" is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the Fund's common shares) less (ii) the Fund's (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. government securities or evidences of indebtedness rated at least "Aaa," "P-1", "VMIG-1" or "MIG-1" by Moody's or "AAA", "SP-1+" or "A-1+" by S&P, and (z) is held by the Fund for distributions, the redemption or repurchase of preferred shares or the Fund's liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under "— Redemption."

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's and S&P (or such other rating agency then rating the preferred shares at the request of the Fund). Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody's and S&P, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody's and S&P (or such other rating agency then rating the preferred shares at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.

The Board may amend the Statement of Preferences definition of "Maximum Rate" (the "maximum rate" as defined below under "— Distributions on the Preferred Shares — Maximum Rate") to increase the percentage amount by which the applicable reference rate is multiplied or to increase the applicable spread to which the reference rate is added to determine the maximum rate without the vote or consent of the holders of the preferred shares or any other shareholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase.

As described by Moody's and S&P, the ratings assigned to the preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each of the preferred shares. The ratings on the preferred shares are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to

Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines will apply to the preferred shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to Moody's and S&P for rating the preferred shares.

Asset Maintenance Requirements.  In addition to the requirements summarized under "— Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares.  Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund's total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund will be required under the preferred shares' Statement of Preferences (the "Statement of Preferences") to determine whether it has, as of the last business day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage. See "— Redemption" below.

Distributions.  In connection with the offering of one or more series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a fixed or variable rate.  If such Prospectus Supplement specifies that dividends will be paid at a fixed rate ("Fixed Rate Preferred Shares"), holders of such preferred shares will be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement.  Such distributions will accumulate from the date on which such shares are issued.

In the alternative, the Prospectus Supplement may state that the holders of one or more series of the preferred shares are entitled to receive cash distributions at annual rates stated as a percentage of liquidation preference, that will vary from dividend period to dividend period ("Variable Rate Preferred Shares"). The liquidation preference per share and the dividend rate for the initial dividend period for any such series of preferred shares will be the rate set out in the Prospectus Supplement for such series. For subsequent dividend periods, each such series of preferred shares will pay distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below under "— Designation of Special Dividend Periods".

Distribution Payments.  Except as described below, the dividend payment date for a series of Variable Rate Preferred Shares will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See " — Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

If a dividend payment date for a series of Variable Rate Preferred Shares is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

•
the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the distributions to be paid using their reasonable best efforts;

•	the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

Determination of Dividend Rates.  The Fund computes the distributions per share for a series of Variable Rate Preferred Shares by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by the liquidation preference per share of such series to arrive at the distribution per share.

Maximum Rate.  The dividend rate for a series of Variable Rate Preferred Shares that results from an auction for such shares will not be greater than the applicable "maximum rate." The maximum rate for any standard dividend period will be the greater of the applicable percentage of the reference rate or the reference rate plus the applicable spread. The reference rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread will be determined based on the lower of the credit ratings assigned to such series of preferred shares by Moody's and S&P on the auction date for such period (as set forth in the table below). If Moody's and/or S&P do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Fund will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.

The "LIBOR Rate," as described in greater detail in the Statement of Preferences, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the preferred shares.

The "Treasury Index Rate," as described in greater detail in the Statement of Preferences, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the preferred shares.

Credit Ratings		Applicable Percentage	Applicable Spread
Moody's	S&P
Aaa	AAA	150%	1.50 percentage points
Aa3 to Aa1	AA– to AA+	250%	2.50 percentage points
A3 to A1	A– to A+	350%	3.50 percentage points
Baa1 or lower	BBB+ or lower	550%	5.50 percentage points

Assuming the Fund maintains an "AAA" and "Aaa" rating on the preferred shares, the practical effect of the different methods used to determine the maximum rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate

1%	1.50%	2.50%	Spread
2%	3.00%	3.50%	Spread
3%	4.50%	4.50%	Either
4%	6.00%	5.50%	Percentage
5%	7.50%	6.50%	Percentage
6%	9.00%	7.50%	Percentage

There is no minimum dividend rate in respect of any dividend period.

Effect of Failure to Pay Distributions in a Timely Manner.  If the Fund fails to pay the paying agent the full amount of any distribution or redemption price, as applicable, for a series of variable rate preferred shares in a timely manner, the dividend rate for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing will be the default rate. In the event that the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).

The default rate is 550% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 550% of the applicable Treasury Index Rate for a dividend period of longer than 364 days.

Designation of Special Dividend Periods.  The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the potential benefit of the Fund's leverage for holders of its common shares. The Fund does not currently expect to hold auctions and pay distributions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if preferred shares are sold in the secondary market.

Any designation of a special dividend period for a series of Variable Rate Preferred Shares will be effective only if (i) notice thereof has been given as provided for in the governing documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any distribution on, or the redemption price of, any preferred shares has been cured as provided for in the governing documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund has mailed a notice of redemption with respect to any preferred shares, the Fund has deposited with the paying agent all funds necessary for such redemption and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount, and the Fund has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the preferred shares at the request of the Fund.

The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.

Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

 Restrictions on Dividends and Other Distributions for the Preferred Shares

So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless:

•
the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund's outstanding preferred shares due on or prior to the date of such common share dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund's governing documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under "— Rating Agency Guidelines" and "— Asset Maintenance Requirements."

No full distribution will be declared or made on any series of the preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund's obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any of the Fund's senior securities representing debt.

 Redemption

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•
the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Variable Rate Preferred Shares, following such failure; or

•
the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the Prospectus Supplement accompanying the issuance of such preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Variable Rate Preferred Shares having a dividend period of more than one year) any applicable redemption premium determined by the Board and included in the Statement of Preferences.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under "— Optional Redemption of the Preferred Shares" below, the Fund generally may redeem Variable Rate Preferred Shares subject to a variable rate, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund's outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of its Governing Documents and the 1940 Act, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Shares.  Fixed Rate Preferred Shares will not be subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the initial liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under "— Redemption Procedures" and the limitations of the Governing Documents and 1940 Act.

Optional Redemption of Variable Rate Preferred Shares.  The Fund generally may redeem Variable Rate Preferred Shares, if issued, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of such preferred shares having a dividend period of one year or less, the redemption price per share will equal the initial liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such Preferred Shares having a dividend period of more than one year, the redemption price per share will equal the initial liquidation preference plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under "— Redemption Procedures" and the limitations of the Governing Documents and 1940 Act.

Redemption Procedures.  A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to Amex or NYSE requirements), in the case of Fixed Rate Preferred Shares, and not less than seven days in the case of Variable Rate Preferred Shares, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences, as applicable, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of any preferred shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.  As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue debt securities.  In the event the Fund were to issue such securities, the Fund's obligations to make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and interest payments due and owing with respect to its outstanding debt securities.  Accordingly, the Fund's issuance of debt securities would have the effect of creating special risks for the Fund's preferred shareholders that would not be present in a capital structure that did not include such securities.

Voting Rights.  The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption.

Book Entry.  Fixed Rate Preferred Shares will initially be held in the name of Cede & Co. as nominee for DTC.  The Fund will treat Cede & Co. as the holder of record of preferred shares for all purposes.  In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of stock purchased for purposes of dividends, voting and liquidation rights.

Variable Rate Preferred Shares will initially be held by the auction agent as custodian for Cede & Co., in whose name the Variable Rate Preferred Shares will be registered.  The Fund will treat Cede & Co. as the holder of record of the Variable Rate Preferred Shares for all purposes.

Notes

General.  Under applicable state law and our Charter, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets.

A prospectus supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a prospectus supplement will include the following:

•    the form and title of the security;
•    the aggregate principal amount of the securities;
•    the interest rate of the securities;
•    whether the interest rate for the securities will be determined by auction or remarketing;
•    the maturity dates on which the principal of the securities will be payable;
•    the frequency with which auctions or remarketings, if any, will be held;
•    any changes to or additional events of default or covenants;
•    any optional or mandatory redemption provisions;
•    the credit rating of the notes; and
•    any other terms of the securities.

Interest. The prospectus supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness.  Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Notes.

Unless stated otherwise in the related prospectus supplement, any one of the following events will constitute an "event of default" for that series under the Indenture relating to the notes:

•  default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for 30 days;
•  default in the payment of the principal of, or premium on, a series of notes at its stated maturity;
•  default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;
•  certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;
•  if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or
•  any other "event of default" provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Investment Adviser, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights. The notes have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.  In connection with the notes or other borrowings (if any), the 1940 Act does in certain circumstances grant to the note holders or lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.  In the event the Fund fails to maintain 100% asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund's trustees.

Market. Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a prospectus supplement.  We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form. Unless otherwise stated in the related prospectus supplement, the notes will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•  DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;
•  we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or
•  an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent. Information regarding the trustee under the Indenture, which may also act as transfer agent, registrar, paying agent and redemption agent with respect to our notes, will be set forth in the Prospectus Supplement.

Subscription Rights

General.  We may issue subscription rights to holders of our common shares to purchase preferred shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common shares, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our common shareholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•
the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share;

▪	the number of rights required to purchase a single preferred share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribcd securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights.  Each subscription right would entitle the holder of the subscription right to purchase for cash such number of preferred shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby, Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights would be exercisable as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we would issue, as soon as practicable, the preferred shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

        TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders and note holders (as the case may be).  The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund) or note holders, and the discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

 Taxation of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code.  Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (x) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (y) not more than 25% of the value of the Fund's total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions).  The Fund intends to distribute at least annually substantially all of such income.  The Fund will be subject to income tax at regular corporate income tax rates on investment company taxable income and net capital gain that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax.  While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax.  In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

 Taxation of Shareholders

Distributions paid to you by the Fund from its investment company taxable income which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) for taxable years after December 31, 2002 through December 31, 2010), as qualified dividend income eligible for the reduced maximum U.S. federal income tax rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion of the Fund's ordinary income dividends will constitute qualified dividend income. Distributions made to you from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares.  The maximum U.S. federal income tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011.  Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset).  Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale and are a capital asset in your hands.  Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you.  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund.  If the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

The Fund is required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation of Note Holders

Note holders will be required to include payments of interest on the notes in their gross income in accordance with their method of accounting for U.S. federal income tax purposes.

Any gain from the disposition of the notes will be treated as capital gain for note holders who hold the notes as capital assets and as long-term capital gain if the notes have been held for more than one year as of the date of disposition.  However, a portion of such gain may be required to be treated as ordinary income under special rules of the Code governing the treatment of market discount.  A note holder who acquires a note at a market discount (i.e., at a price less than the principal amount or the “adjusted issue price” as determined for tax purposes, if relevant), such as a subsequent purchaser of the notes, will be required to treat as ordinary income a portion of any gain realized upon a disposition of the note equal to the amount of market discount deemed to have been accrued as of the date of disposition unless an election is made include such discount in income on a current basis.  A note holder who acquires a note at a market discount and does not elect to include such discount in income on a current basis will be required to defer deduction of a portion of interest paid or accrued on debt incurred or continued to purchase or carry the note until the note holder disposes of the note.  These rules may have an effect on the price that can be obtained upon the sale of a note.  Amounts received upon a redemption of the notes will be subject to tax as ordinary income to the extent of any accrued and unpaid interest on the notes as of the date of redemption.

The Fund is required in certain circumstances to backup withhold on interest distributions paid to non-corporate holders of the Fund's notes who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

                 Taxation of Holders of Subscription Rights

The value of a subscription right will not be includible in the income of a shareholder at the time the subscription right is issued.

The basis of a subscription right issued to a shareholder will be zero, and the basis of the share with respect to which the subscription right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the subscription right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the subscription right a portion of the basis of the old share. If either (a) or (b) applies, such shareholder must allocate basis between the old share and the subscription right in proportion to their fair market values on the date of distribution.

The basis of a subscription right purchased in the market will generally be its purchase price.

The holding period of a subscription right issued to a shareholder will include the holding period of the old share.

No loss will be recognized by a shareholder if a subscription right distributed to such shareholder expires unexercised because the basis of the old share may be allocated to a subscription right only if the subscription right is exercised. If a subscription right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the subscription right.

Any gain or loss on the sale of a subscription right will be a capital gain or loss if the subscription right is held as a capital asset (which in the case of subscription rights issued to shareholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

No gain or loss will be recognized by a shareholder upon the exercise of a subscription right, and the basis of any preferred share acquired upon exercise (the new preferred share) will equal the sum of the basis, if any, of the subscription right and the price of the subscription right for the new preferred share. The holding period for the new preferred share will begin on the date when the subscription right is exercised.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund, its shareholders, and its note holders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  A more complete discussion of the tax rules applicable to the Fund, its shareholders, and its note holders (including non-U.S. persons who owns securities (as the case may be)) can be found in the Statement of Additional Information that is incorporated by reference into this prospectus.  Shareholders and note holders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

The Fund presently has provisions in its Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case:

•	the ability of other entities or persons to acquire control of the Fund;

•	the Fund's freedom to engage in certain transactions; or

•	the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management.

These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions.  The Board of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter).  Each year the term of one class of trustees will expire.  Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board.  Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees.  See "Management of the Fund — Trustees and Officers" in the SAI.  A Trustee of the Fund may be removed with or without cause by two-thirds of the remaining Trustees and, without cause, by 66⅔% of the votes entitled to be cast for the election of such Trustees.

In addition, the affirmative vote of the holders of 75% of the outstanding voting shares (in addition to any required class votes) applies to mergers into or a sale of all or substantially all of the Fund's assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions.  In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

•	merger or consolidation of the Fund with or into any other entity;

•
issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the dividend and reinvestment plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

•	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

•
the purchase of the Fund's common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund.  However, such vote would not be required when, under certain conditions, the Board approves the transaction.  In addition, shareholders have no authority to adopt, amend or repeal By-Laws.  The trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of trustees).  Reference is made to the Governing Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

The Governing Documents of the Fund are on file with the Securities and Exchange Commission.  For the full text of these provisions see the SAI.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value.  Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount.  We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.  The Board might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares.  We cannot assure you that the Fund's common shares will not trade at a discount.

REPURCHASE OF SHARES

The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares.  The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable.  The Board has authorized such repurchases to be made when the Fund's common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board of the Fund may determine from time to time).  The Fund may also repurchase any preferred shares it issues. Although the Board has authorized such repurchases, the Fund is not required to repurchase its shares.  The Board has not established a limit on the number of shares that could be purchased during such period.  Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below net asset value, or preferred shares at a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively.  The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund's expense ratio.

NET ASSET VALUE

For purposes of determining the Fund's net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued.  If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value.  Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued.  Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued by or under the direction of the Board.  Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices.  If there were no asked prices quoted on such day, the security is valued using the closing bid price.  Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board.  Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board.  All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

Bank of New York Mellon, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Fund's assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act.  For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

American Stock Transfer & Trust Company, located at 59 Maiden Lane, New York, New York 10038, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar for the common shares of the Fund..

PLAN OF DISTRIBUTION

We may sell our securities through underwriters or dealers, directly to one or more purchasers, including existing holders of our common shares in a rights offering, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale.  The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.  In the case of a rights offering to existing holders of our common shares, the applicable prospectus supplement will set forth the number of rights required to purchase a single preferred share and the other terms of such rights offering.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities.  In this case, no underwriters or agents would be involved.  We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our securities, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions.  Underwriters may sell our securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents.  Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act of 1933, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.  Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement.  The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent.  We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional securities at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

To facilitate an offering of securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities.  Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the securities for the underwriter's own account.

•	An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the securities.

•
Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the securities subject to the offering by bidding for, and purchasing, the securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels.  The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.  The offered securities may or may not be listed on a securities exchange.  We cannot assure you that there will be a liquid trading market for the offered securities.

Any fixed rate preferred shares sold pursuant to a Prospectus Supplement will likely be listed on the NYSE.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933.  Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date.  Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us.  The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject.  The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts.  Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters.  The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders.  Such allocations of securities for Internet distributions will be made on the same basis as other allocations.  In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with the offering of the Fund's shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund.  Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission.  Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.  The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

The Fund's common shares are listed on the NYSE under the symbol "GDL."  Reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund will be available for inspection at the New York Stock Exchange, 20 Broad Street, New York, New York 10005, as the case may be.

This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act.  This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the preferred shares offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Security and Exchange Commission's web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser and its affiliates with a legitimate business need for the information.  The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus.  As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of August 4, 2008, has been filed with the SEC and is incorporated by reference in this prospectus.  An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554).  The Table of Contents of the SAI is as follows:

           No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

APPENDIX A

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa
Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.

A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa
Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa	Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES

AAA	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
A
Principal and interest payments on bonds in this category are regarded as safe.  Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

S-A-1

BBB
This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation, and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.  Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

In July 1994, S&P initiated an "r" symbol to its ratings.  The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S-A-2

GABELLI

The Gabelli Global Deal Fund
Preferred Shares of Beneficial Interest, Notes and Subscription Rights

PROSPECTUS

, 2008

Filed Pursuant to Rule 497
Registration Statement No.  333-149864
PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 2008)

__________ Shares

[GRAPHIC OMITTED]

Series [       ] Preferred Shares

We are offering for sale ________ shares of our Series __ Preferred Shares, par value $0.001 per share.  Our common shares are listed on the New York Stock Exchange (the "NYSE") under the symbol "GDL. "On             , the last reported sale price of our common shares was $            .

You should review the information set forth under "Risk Factors and Special Considerations" on page __ of the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total (1)
Public offering price	$____	$____
Underwriting discounts and commissions	$____	$____
Proceeds, before expenses, to us	$____	$____
_______________
(1)	The aggregate expenses of the offering are estimated to be $________, which represents approximately $____ per share.

The Series __ Preferred Shares will be ready for delivery on or about __________, ____.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred shares and retain it for future reference.  The Prospectus Supplement and the accompanying Prospectus contain important information about us.  Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete.  Any representation to the contrary is a criminal offense.

____________, ____

Prospectus Supplement

Page

TERMS OF THE SERIES ___ PREFERRED SHARES	P-3
USE OF PROCEEDS	P-4
CAPITALIZATION	P-4
ASSET COVERAGE RATIO	P-4
SPECIAL CHARACTERISTICS AND RISKS OF THE PREFERRED SHARES	P-4
TAXATION	P-4
UNDERWRITING	P-4
LEGAL MATTERS	P-4

TERMS OF THE SERIES ___ PREFERRED SHARES

Dividend Rate	The dividend rate [for the initial dividend period] [1] will be ___%.
Dividend Payment Rate	[Dividends will be paid when, as and if declared on __________, __________, __________, and __________, commencing __________.][2] The payment date for the initial dividend period will be __________.][1]
[Regular Dividend Period	Regular dividend periods will be ____ days.][1]
[Regular Auction Date	Auctions will be held on __________.][1]
Liquidation Preference	$______ per share
[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to __________.][2]
[Stock Exchange Listing][2]
Rating	It is a condition of issuance that the preferred shares be rated ["AAA" by S&P and] [1] "Aaa" by Moody's.

____________________
[1]	Applicable only if the preferred shares being offered are auction rate preferred shares.

[2]	Applicable only if the preferred shares being offered are fixed rate preferred shares.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $_________ , based on the public offering price of $_____ per share and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments.  The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE PREFERRED SHARES

[To be provided.]

TAXATION

Please refer to the "Taxation" sections in the Fund Prospectus and Fund Statement of Additional Information for a description of the consequences of investing in the preferred shares of the Fund.

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the Series __ Preferred Shares. Certain legal matters in connection with this offering will be passed on for the underwriters by __________________________.

Filed Pursuant to Rule 497
Registration Statement No.  333-[        ]
PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 2008)

[GRAPHIC OMITTED]

Notes [Specify Title]

We are offering for sale our notes at a principal amount per note of  $________.  Our common shares are listed on the New York Stock Exchange (the "NYSE") under the symbol "GDL. "On             , the last reported sale price of our common shares was $            .

You should review the information set forth under "Risk Factors and Special Considerations" on page __ of the accompanying Prospectus before investing in our notes.

	Per Note	Total (1)
Public offering price	$____	$____
Underwriting discounts and commissions	$____	$____
Proceeds, before expenses, to us	$____	$____
________________
(1)	The aggregate expenses of the offering are estimated to be $________, which represents approximately $____ per note.

The notes will be ready for delivery on or about __________, ____.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our notes and retain it for future reference.  The Prospectus Supplement and the accompanying Prospectus contain important information about us.  Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete.  Any representation to the contrary is a criminal offense.

____________, ____

Prospectus Supplement

Page

TERMS OF THE NOTES	P-3
USE OF PROCEEDS	P-4
CAPITALIZATION	P-4
ASSET COVERAGE RATIO	P-4
SPECIAL CHARACTERISTICS AND RISKS OF THE NOTES	P-4
TAXATION	P-4
UNDERWRITING	P-4
LEGAL MATTERS	P-4

TERMS OF THE NOTES

Principal Amount	The principal amount of the notes is $______ in the aggregate and $______ per note.
Maturity	The principal amount of the notes will become due and payable on _______, ___.
Interest Rate	The interest rate will be ___%.
Frequency of payment	Interest will be paid __________commencing __________.
Prepayment Protections
Rating	It is a condition of issuance that the notes be rated ["AAA" by S&P and "Aaa" by Moody's].

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $_________ , based on the public offering price of $_____ per note and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term income securities and instruments.  The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE NOTES

[To be provided.]

TERMS OF THE NOTES

[To be provided.]

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the notes. Certain legal matters in connection with this offering will be passed on for the underwriters by __________________________.

PROSPECTUS

, 2008

Filed Pursuant to Rule 497
Registration Statement No.  333-149864
PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 2008)

[        ] Rights

[GRAPHIC OMITTED]

Subscription Rights for Series ___  Preferred Shares

We are issuing subscription rights to our shareholders to purchase Series __ Preferred Shares (the "Preferred Shares"). Our common shares are listed on the New York Stock Exchange (the "NYSE") under the symbol "GDL." On             , the last reported sale price of our common shares was $            .

You should review the information set forth under "Risk Factors and Special Considerations" on page 16 of the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total (1)
Offering price of Preferred Shares to shareholders exercising Rights	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $________, which represents approximately $____ per share.

The Preferred Shares will be ready for delivery on or about  ____, 2008.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred shares and retain it for future reference.  The Prospectus Supplement and the accompanying Prospectus contain important information about us.  Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete.  Any representation to the contrary is a criminal offense.

____________, ____

Prospectus Supplement

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Offering Subscription
One transferable right (a “Right”) will be issued for each common share of the Fund held on the record date.  These Rights will allow common shareholders to subscribe for new Series __  Preferred Shares (the “Preferred Shares”) of the Fund.  [   ] common shares of the Fund are outstanding as of ___, ___. [   ] Rights will be required to purchase one Preferred Share.  [             ] Preferred Shares of the Fund will be issued if all Rights are exercised. See "Terms of the Offering."

Title	Subscription Rights to Purchase Series __ Preferred Shares

Exercise Price	Rights may be exercised at a price of $___ per Preferred Share. See "Terms of the Offering."

Number of Rights Issued	Rights will be issued in respect of each common share of the Fund outstanding on the Record Date. See "Terms of the Offering."

Record Date	Rights will be issued to holders of record of the Fund's common shares on ____. See "Terms of the Offering."

Number of Rights Required to Purchase One Preferred Share	A holder of Rights may purchase one Preferred Share of the Fund for every __ Rights. See "Terms of the Offering."

Transfer Rights	The Rights will be transferable. See "Terms of the Offering," "Sales by Rights Agent," and "Method of Transferring Rights."

Exercise Period	The Rights may be exercised at any time after issuance and prior to expiration of the rights, which will be 5 PM Eastern Time on ____. See "Terms of the Offering" and "Method of Exercise of Rights."

Termination Right	The Fund may terminate the offering [at any time] [if less than ___ Preferred Shares are purchased in the offering.]

Taxation/ERISA	See "Employee Plan Considerations."

Rights Agent	[ ]. See "Rights Agent."

TERMS OF THE PREFERRED SHARES

Dividend Rate	The dividend rate will be ___% per year, or, in the event that variable rate preferred shares are offered, ___ month LIBOR + ___ basis points per year.

Dividend Payment Dates	Dividends will be paid when, as and if declared on ___, ___, ____, and ___, commencing ___.

Liquidation Preference	$___ per share.

[Non-Call Period]	[To be provided]

Stock Exchange Listing	[It is anticipated that the shares will trade on the New York Stock Exchange.]

[Rating]	[To be provided]

DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Offering

         The Fund is issuing to shareholders of record as of [    , 2008] ("the Record Date", and such shareholders, the "Record Date Shareholders") Rights to subscribe for the Preferred Shares. Each Record Date Shareholder is being issued one transferable Right for each common share owned on the Record Date. The Right entitles the holder to acquire for $[    ] (the "Subscription Price") one Preferred Share for each [   ] Rights held. Fractional shares will not be issued upon the exercise of the Rights. Accordingly,  Preferred Shares may be purchased only pursuant to the exercise of Rights in integral multiples of [   ]. In the case of common shares held of record by Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by [   ]) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on __, 2008 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period which commences on ______, 2008, and ends at 5 PM Eastern Time on _______, 2008 (the "Subscription Period"). The right to acquire one additional Preferred Share for [   ] Rights held during the Subscription Period at the Subscription Price will be referred to in the remainder of this prospectus supplement as the "Subscription."

         Rights will be evidenced by subscription certificates ("Subscription Certificates"). The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after [    ] (the "Rights Agent") has received payment. See "Payment for Shares" below. [It is anticipated that the Preferred Shares issued pursuant to an exercise of Rights will be listed on the New York Stock Exchange ("NYSE").]

         [The Rights are transferable until 5 PM Eastern Time _______, 2008 (the "Expiration Date") and will be admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Rights Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three business days before the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular way basis until and including the last NYSE trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under "Method of Transferring Rights." The common shares will begin trading ex-Rights two business days prior to the Record Date.]

         Nominees who hold the Fund's common shares for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee will complete the Subscription Certificate and submit it to the Rights Agent with proper payment. In addition, beneficial owners of the common shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner's instructions.

Sales by Rights Agent

         Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Rights Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Rights Agent must be received on or before ____,2008. Upon the timely receipt of the appropriate instructions to sell Rights, the Rights Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Rights Agent. These sales may be effected by the Rights Agent through Gabelli & Company, Inc., a registered broker-dealer and an affiliate of the Investment Adviser, at a commission of up to [$0.02] per Right, provided that, if the Rights Agent is able to negotiate a lower brokerage commission with an independent broker, the Rights Agent will execute these sales through that independent broker. Gabelli & Company, Inc. may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services. The Rights Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth business day prior to the Expiration Date. These sales will be made net of commissions on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by American Stock Transfer & Trust Company, in its capacity as the Fund's transfer agent, for the account of the nonclaiming holder of rights until the proceeds are either claimed or escheated. There can be no assurance that the Rights Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Rights Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the [NYSE or through an unaffiliated market maker if no market exists on the NYSE.]

Method of Transferring Rights

         [The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Rights Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

         Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three business days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Rights Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Rights Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

         Except for the fees charged by the Rights Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Rights Agent.

        The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Subscription may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as "DTC Exercised Rights").]

Rights Agent

         The Rights Agent is [    ]. The Rights Agent will receive from the Fund an amount estimated to be $______ comprised of the fee for its services and the reimbursement for certain expenses related to the rights offering. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO [ Address of Rights Agent ]; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Method of Exercise of Rights

         Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Rights Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

         Completed Subscription Certificates must be received by the Rights Agent prior to 5 PM Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to the Rights Agent at the following address:

If By Mail:                         [    ]

If By Hand:                        [    ]

If By Overnight Courier:     [    ]

Payment for Shares

         Holders of Rights who acquire Preferred Shares in the Subscription may choose between the following methods of payment:

(1)
A subscription will be accepted by the Rights Agent if, prior to 5 PM Eastern Time, on the Expiration Date, the Rights Agent has received a notice of guaranteed delivery by telegram or otherwise from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Preferred Shares subscribed for in the Subscription and (ii) a properly completed and executed Subscription Certificate. The Rights Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Rights Agent by the close of business on the third business day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Rights Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Rights Agent by facsimile transmission (fax number [             ]; telephone number to confirm receipt [    ].)

(2)
Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Preferred Shares subscribed for in the Subscription to the Rights Agent based on the Subscription Price of $___ per Preferred Share. To be accepted, the payment, together with the executed

Subscription Certificate, must be received by the Rights Agent at the addresses noted above prior to 5 PM Eastern Time on the Expiration Date. The Rights Agent will deposit all share purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of Preferred Shares. The Rights Agent will not accept cash as a means of payment for Preferred Shares.

EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE GABELLI GLOBAL DEAL FUND, AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Any payment required from a holder of Rights must be received by the Rights Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third business day after the Expiration Date. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to the Gabelli Global Deal Fund. Whichever of the two methods of payment described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

Within ten business days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Rights Agent to each holder of Rights (or, if the Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Preferred Shares acquired pursuant to the Subscription, (ii) the per share and total purchase price for the Preferred Shares. Any payment required from a holder of Rights must be received by the Rights Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third business day after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Rights Agent, and all interest accrued on the holder's excess payment will be mailed by the Rights Agent to the holder within fifteen business days after the Expiration Date. Interest on the excess payment will accrue through the date that is one business day prior to the mail date of the reimbursement check. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to The Gabelli Global Deal Fund except that holders of Rights who are residents of Canada may make payment in U.S. dollars by money order or check drawn on a bank located in Canada.

         Whichever of the two methods described above is used, issuance and delivery of certificates for the Preferred Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

         A Rights holder will have no right to rescind a purchase after the Rights Agent has received payment either by means of a notice of guaranteed delivery or a check.

         If a holder of Rights who acquires Preferred Shares pursuant to the Subscription does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Preferred Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Preferred Shares which could be acquired by such holder upon exercise of the Subscription; (iii) sell all or a portion of the Preferred Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Preferred Shares and to enforce the relevant guaranty of payment.

         Holders who hold Preferred Shares for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of the Preferred Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial  owners of Preferred Shares or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

         The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

         The method of delivery of Subscription Certificates and payment of the subscription price to the Rights Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Rights Agent and clearance of payment prior to 5 PM Eastern Time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Rights Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Share Certificates

Certificates representing Preferred Shares purchased pursuant to the Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Preferred Shares has been received and cleared. Participants in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan") will be issued Rights in respect of the common shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth above in "Method of Exercise of Rights" and "Payment for Shares." Rights will not be exercised automatically by the Plan. Plan participants exercising their Rights will receive their Subscription Shares via an uncertificated credit to their existing account. To request a share certificate, participants in the Plan should check the appropriate box on the Subscription Certificate. These Preferred Shares will remain subject to the same investment option as previously selected by the Plan participant.

Foreign Restrictions

         Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States and Canada (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States and Canada or who have an APO or FPO address and who wish to subscribe to the rights offering either in part or in full should contact the Rights Agent by written instruction or recorded telephone conversation no later than three business days prior to the Expiration Date. The Fund will determine whether the offering may be made to any such shareholder. If the Rights Agent has received no instruction by the third business day prior to the Expiration Date or the Fund has determined that the rights offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder's Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

         Under the securities laws of the Province of Ontario, investors residing in Ontario may, subject to compliance with all applicable regulatory requirements, transfer either the Rights or the Shares to be acquired upon the exercise of such Rights (i) through a dealer registered in Ontario that effects the transaction through the facilities of the NYSE or other exchange or market outside of Canada; (ii) to a person or company outside of Canada, or (iii) through certain other means as provided under and in compliance with Ontario securities laws.

Employee Plan Considerations

         Rights holders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

         Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

         ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

         Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

 USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $_________ , based on the public offering price of $__  per share and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments.  The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

[To be provided.]

TAXATION

Please refer to the "Taxation" sections in the Fund Prospectus and Fund Statement of Additional Information for a description of the consequences of investing in the preferred shares of the Fund.

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with this rights offering. Certain legal matters in connection with this offering will be passed on for the underwriters by __________________________.]

SUBJECT TO COMPLETION

Dated August 4, 2008

THE GABELLI GLOBAL DEAL FUND

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

The Gabelli Global Deal Fund, or the “Fund,” is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. Absolute returns are defined as positive total returns, regardless of the direction of securities markets. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs and liquidations. Gabelli Funds, LLC serves as “Investment Adviser” to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund will achieve its objective.

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus dated August 4, 2008 and as it may be supplemented (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before investing in the Fund’s common shares, and investors should obtain and read this prospectus prior to purchasing such shares. This SAI incorporates by reference the entire Prospectus. You may request a free copy of this prospectus by calling (800) GABELLI (422-3554) or by writing to the Fund. A copy of the Fund’s Registration Statement, including this prospectus, may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its web site (http://www.sec.gov) at no charge.

This Statement of Additional Information is dated August 4, 2008.

i

ii

THE FUND

The Gabelli Global Deal Fund is a non-diversified, closed-end management investment company organized under the laws of the State of Delaware.  The Fund's investment operations commenced on January 31, 2007.  The Fund's common shares are listed on the New York Stock Exchange (the "NYSE") under the symbol "GDL."

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. Absolute returns are defined as positive total returns, regardless of the direction of securities markets. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs and liquidations. Gabelli Funds, LLC serves as “Investment Adviser” to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund will achieve its objective.

Additional Investment Policies

Derivative Instruments

Options.  The Fund may, from time to time, subject to guidelines of the Board of Trustees (the “Board”) and the limitations set forth in the Prospectus and this SAI, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

1

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security, and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.

Options on Securities Indices.  The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies.  Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

2

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures.  The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian (the “Custodian”) to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

3

Interest Rate Futures Contracts and Options Thereon.  The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon.  Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

4

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon.  Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts.  The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot, (i.e., cash,) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated subcustodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

It is anticipated that the dealings of the Fund in forward foreign currency exchange will be limited to hedging, involving either specific transactions or portfolio positions and other risk management purposes.

Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which the Investment Adviser believes to be creditworthy institutions.

5

Special Risk Considerations Relating to Futures and Options Thereon.  The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts.  Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers (“Foreign Securities”). The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Warrants and Rights.  The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

The Fund and the Investment Adviser Are Not Registered as Commodity Pool Operators.  The Fund and the Investment Adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act relating to registered investment companies. Accordingly, the Fund and its investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Risks of Currency Transactions.  Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

6

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents or other liquid securities which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets. The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by the Investment Adviser.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian cash or other liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of the Fund voting together as a single class.  In addition, pursuant to the Statements of Preferences, the affirmative vote of the holders of a majority (as defined under the 1940 Act) of the outstanding preferred shares of the Fund voting as a separate class is also required to change a fundamental policy.  Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.  The Fund may not:

(1)
invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry.  This restriction does not apply to investments in U.S. government securities;

(2)	purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

7

(3)
purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(4)
make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may, with respect to up to 20% of the Fund’s total assets, lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

(5)	borrow money, except to the extent permitted by applicable law;

(6)	issue senior securities, except to the extent permitted by applicable law; or

(7)
underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with its Board.  The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent.  The day-to-day operations of the Fund are delegated to the Investment Adviser.

The names and business addresses of the Trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies.

Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years(s)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

INTERESTED TRUSTEES (3)
Mario J. Gabelli (65) Trustee and Chief Investment Officer	Since November 2006**	Chairman and Chief Executive Officer of GAMCO Investors, Inc.; Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment officer of other registered investment companies the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corporation (multimedia and communication services)	26

8

Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years(s)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Edward T. Tokar (60) Trustee	Since November 2006***	Senior Managing Director of Beacon Trust Company since 2004; Chief Executive Officer of Allied Capital Management LLC (1997 – 2004), Vice President - Investments of Honeywell International Inc. (1977 – 2004)	Trustee of LEVCO Series Trust; Trustee of DB Hedge Strategies Fund LLC; Director of the Topiary Benefit Plan Investor Fund LLC (financial services)	2

NON-INTERESTED TRUSTEES:
Anthony J. Colavita (72) Trustee	Since November 2006***	Partner in the law firm of Anthony J. Colavita, P.C.	None	35

James P. Conn (69) Trustee	Since November 2006*	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992 – 1998)	None	16

Clarence A. Davis (66) Trustee	Since November 2006*	Chief Executive Officer, Nestor Inc.; Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Oneida Ltd. (kitchenware)	2

Mario d'Urso (67) Trustee	Since November 2006**	Chairman of Mittel Capital Markets S.p.A. since 2001	None	4

Arthur V. Ferrara (77) Trustee	Since November 2006*	Former Chairman & Chief Executive Officer, Guardian Life Insurance Company Of America (1992-1995)	None	7

Michael J. Melarkey (58) Trustee	Since November 2006**	Partner in the law firm of Avansino, Melarkey, Knobel & Mulligan	Director of Southwest Gas Corporation (natural gas utility)	4

Salvatore J. Zizza (62) Trustee	Since November 2006***	Chairman of Zizza & Co., Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology) and Earl Scheib, Inc. (automotive services)	26

9

Officers

Name (and Age), Position with the Fund and Business Address (1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Bruce N. Alpert (56) President	Since November 2006
Executive Vice President and Chief Operating Officer of Gabelli Funds LLC, since 1988; Director and President of Teton Advisors, Inc. since 1998; Officer of all of the registered investment companies in the Gabelli/GAMCO fund complex

Carter W. Austin (41) Vice President	Since November 2006
Vice President of the Fund since 2006; Vice President of the Gabelli Dividend & Income Trust since 2003; Vice President of The Gabelli Healthcare & WellnessRX Trust since 2007; Vice President of The Gabelli Global Gold, Natural Resources & Income Trust since 2005; Vice President of the Gabelli Equity Trust Inc. since 2000 and Vice President of Gabelli Funds, LLC since 1996

Peter D. Goldstein (54) Chief Compliance Officer	Since November 2006
Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all the registered investment companies in the Gabelli/GAMCO fund complex; Vice President of Goldman Sachs Asset Management (2000 - 2004)

Sheila J. Moore (45) Assistant Vice President and Ombudsman	Since November 2006	Assistant Vice President of The Gabelli Global Deal Fund since 2006, Adjunct professor in Economics and Finance, Woodbury University, Burbank, CA prior to 2006

Agnes Mullady (49) Treasurer Secretary	Since November 2006
Vice President of Gabelli Funds, LLC since 2007; Officer of all registered investment companies in the Gabelli/GAMCO fund complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004- 2005; Chief Financial Officer of AMIC Distribution Partners from 2002-2004; Controller of Reserve Management, Inc. and Reserve Partners, Inc. and Treasurer of Reserve Funds from 2000-2002

David Schachter (54) Vice President	Since November 2006
Vice President of The Gabelli Utility Trust since 1999; The Gabelli Global Utility & Income Trust since 2004; The Gabelli Healthcare & WellnessRX Trust since 2007 and Vice President of Gabelli & Company, Inc. since 1999

(1)	Address: One Corporate Center, Rye, New York 10580-1422, unless otherwise noted.

(2)
The Fund's Board is divided into three classes, each class having a term of three years.  Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.  The three year term for each class expires as follows:

(3)
"Interested person" of the Fund, as defined in the 1940 Act.  Mr. Mario Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Investment Adviser.  Mr. Gabelli is also a registered representative of an affiliated broker-dealer.  Mr. Tokar is an "interested person" of the Fund as a result of his son's employment by an affiliate of the Investment Adviser.

*	Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***  Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

10

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Gabelli/GAMCO Fund Complex*

INTERESTED TRUSTEES
Mario J. Gabelli	E	E
Edward T. Tokar	C	E
NON-INTERESTED TRUSTEES
Anthony J. Colavita*	C	E
James P. Conn	E	E
Clarence A. Davis
Mario d'Urso	E	E
Arthur V. Ferrara	A	E
Michael J. Melarkey	A	E
Salvatore J. Zizza	C	E

*The letters in the above table correspond to the following dollar ranges:

A= 0

B=$1 - $10,000

C=$10,001 - $50,000

D=$50,000 - $100,000

E= Over $100,000

As of the date of the SAI, Mario J. Gabelli may be deemed to beneficially own over $100,000 of the common shares of the Fund, which are held by GAMCO Investors Inc.

Mr. Colavita owns less than 1% of the common stock of The LGL Group, Inc., having a value of $9,071 as of December 31, 2007.  The LGL Group, Inc. and LICT Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund’s Investment Adviser.

The Trustees serving on the Fund's Nominating Committee are Anthony J. Colavita (Chairman) and Salvatore J. Zizza.  The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created.  The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist.  Such recommendations should be forwarded to the Secretary of the Fund.  The Fund does not have a standing compensation committee. The Nominating Committee did not meet in 2007.

Anthony J. Colavita, Clarence A. Davis, and Salvatore J. Zizza (Chair), who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee.  The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board and the Fund's Independent Registered Public Accounting Firm.  The Audit Committee met twice in 2007.

The Trust also has a Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund's portfolio for such period as the Board may determine.  The Trustees serving on the Proxy Voting Committee are Messrs. Edward T. Tokar (Chairman), James P. Conn and Arthur V. Ferrara. The Proxy Voting Committee did not meet in 2007.

Remuneration of Trustees and Officers

The Fund pays each Trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $12,000 per year plus $1,500 per board meeting attended in person ($1,000 if attended telephonically) and $500 per committee meeting attended, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

The following table shows the estimated compensation that the Trustees earned in their capacity as Trustees during the Fund’s year ending December 31, 2007. The table also shows, for the year ended December 31, 2007, the compensation Trustees earned in their capacity as trustees for other funds in the Gabelli Fund Complex.

11

COMPENSATION TABLE

Name of Person and Position	Aggregate Compensation From the Fund	Total Compensation From the Fund and Fund Complex Paid to Trustees*
INTERESTED TRUSTEES
Mario J. Gabelli	$0	$0
Edward T. Tokar	$7,750	$27,250
NON-INTERESTED TRUSTEES
Anthony J. Colavita	$10,250	$225,000
James P. Conn	$8,250	$104,750
Clarence A. Davis	$8,250	$11,997
Mario d'Urso	$7,750	$40,250
Anthony V. Ferrara	$7,917	$35,250
Michael J. Melarkey	$6,750	$37,250
Salvatore J. Zizza	$12,281	$166,250
Total

*
Represents the total compensation paid to such persons during the calendar year ended December 31, 2007 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.  The total does not include, among other things, out of pocket Trustee expenses.

Indemnification of Officers and Trustees; Limitations on Liability

The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law.  However, nothing in the Agreement and Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

Gabelli Funds, LLC serves as the Fund's Investment Adviser pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement").  The Investment Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422.  The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980.  As of March 31, 2008, the Investment Adviser acts as registered investment adviser to 26 management investment companies with aggregate net assets of $16.2 billion.  The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $28.7 billion as of March 31, 2008.  GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $11.6 billion under management as of March 31, 2008.  Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $396 million as of March 31, 2008.  Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $2  million under management as of March 31, 2008.  Teton Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the GAMCO Westwood Funds having aggregate assets of approximately $441 million under management as of March 31, 2008.

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund.  The securities in which the Fund might invest may thereby be limited to some extent.  For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company.  Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities.  However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its

12

investment objectives.  Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts.  In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest.  The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund.  The Fund may invest in the securities of companies which are investment management clients of GAMCO Asset Management Inc.  In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GDL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of GGCP, Inc., which owns a majority of the capital stock and voting power of GAMCO Investors, Inc.

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board.  In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares.  All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement.

Under the terms of the Advisory Agreement, Gabelli Funds, LLC serves as the Fund’s investment adviser at an annual base rate of 0.50% of the Fund’s average weekly managed assets payable monthly in arrears. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred shares or other liabilities except for certain ordinary course expenses. In addition, the Investment Adviser will be entitled to receive an annual performance fee as of the end of each calendar year if the total return of the Fund on its common shares during the calendar year in question exceeds the total return of the T-Bill Index compounded quarterly on the same dates as the Fund’s quarterly ex-dividend dates (or at the end of the quarter if no dividend is paid) during the same period. If the Fund’s total return for the calendar year equals the total return of the T-Bill Index for the same period plus 3.0 percentage points (300 basis points), the Investment Adviser will receive a performance fee of 0.75% of the Fund’s average weekly managed assets during the period. This performance fee will be increased by 0.01 percentage point (one basis point) for each 0.04 percentage points (four basis points) by which the Fund’s total return during the period exceeds the T-Bill Index total return plus 3.0 percentage points (300 basis points), up to a maximum performance fee of 1.50% if the excess performance over the T-Bill Index is 6.0 percentage points (600 basis points) or greater and will be decreased at the same rate for the amount by which the Fund’s total return during the period is less than the T-Bill Index total return plus 3.0 percentage points (300 basis points), until no performance fee is payable if the Fund’s total return is less than or equal to the T-Bill Index total return.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.  As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Fund's Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement was most recently approved by a majority of the Fund’s Board, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board held on November 8, 2007.

The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

13

Portfolio Manager Information

Other Accounts Managed

The information below lists the number of accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2007.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mario J. Gabelli	Registered Investment Companies:	23	$15.5 billion	6	$5.2 billion
	Other Pooled Investment Vehicles:	12	$269.6 million	11	$188.6 million
	Other Accounts:	1991	$10.6 billion	6	$1.6 billion

________________

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day-to-day management responsibilities with respect to one or more other funds or accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that he or she manages. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages.  If the structure of the Investment Adviser's management fee or the portfolio manager's compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others.  The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management

14

or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members.  However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise. In Ms. Marcin's case, her compensation is not affected by changes in assets of the Fund.

Compensation Structure

Compensation Structure.  Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Because the Fund has a fulcrum fee arrangement, Mr. Gabelli’s compensation as portfolio manager of the Fund will depend on the Fund’s level of assets and its performance relative to the T-Bill Index. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm (most of which are not subject to performance or fulcrum fee arrangements). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred shares (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

Compensation for managing other accounts is based on a percentage of net revenues received by the Investment Adviser for managing the account. Compensation for managing the pooled investment vehicles and other accounts that have a performance-based fee will have two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account or pooled investment vehicle. The second component of the fee is based on absolute performance from which a percentage of such fee is paid to the portfolio manager.

Ownership of Shares in the Fund

As of December 31, 2007, Mario J. Gabelli was deemed to beneficially own $21,042,861 of equity securities of the Fund, which is a reflection of 1,318,475 common shares multiplied by the December 31, 2007 closing price of $15.96.

AUCTIONS FOR AUCTION RATE PREFERRED SHARES

Summary of Auction Procedures

The following is a brief summary of the auction procedures for auction rate preferred shares.  These auction procedures are complicated, and there are exceptions to these procedures.  Many of the terms in this section have a special meaning.  Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund's Governing Documents, including the provisions of the Statement of Preferences establishing any series of auction rate preferred shares.

The auctions determine the dividend rate for auction rate preferred shares, but each dividend rate will not be higher than the maximum rate.  If you own auction rate preferred shares, you may instruct your broker-dealer to enter one of three kinds of orders in the auction with respect to your stock:  sell, bid and hold.

•	If you enter a sell order, you indicate that you want to sell auction rate preferred shares at their liquidation preference per share, no matter what the next dividend period's rate will be.

•
If you enter a bid (or "hold at a rate") order, which must specify a dividend rate, you indicate that you want to sell auction rate preferred shares only if the next dividend period's rate is less than the rate you specify.

•	If you enter a hold order you indicate that you want to continue to own auction rate preferred shares, no matter what the next dividend period's rate will be.

15

You may enter different types of orders for different portions of your auction rate preferred shares.  You may also enter an order to buy additional auction rate preferred shares.  All orders must be for whole shares.  All orders you submit are irrevocable. There is a fixed number of auction rate preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the auction rate preferred shares and general economic conditions including current interest rates.  If you own auction rate preferred shares and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order.  If you do not enter an order, the broker-dealer will assume that you want to continue to hold auction rate preferred shares, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

If you do not then own auction rate preferred shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at the liquidation preference per share at or above the dividend rate you specify.  If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

Broker-dealers will submit orders from existing and potential holders of auction rate preferred shares to the auction agent.  Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of auction rate preferred shares.  A broker-dealer's failure to submit orders for auction rate preferred shares held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer.  A broker-dealer may submit orders to the auction agent for its own account.  The Fund may not submit an order in any auction.

The auction agent after each auction for the auction rate preferred shares will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case shares of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) ¼ of 1%, times (iii) the liquidation preference per share, times (iv) the aggregate number of auction rate preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the auction rate preferred shares placed by the broker-dealer at the auction agreed to by the Fund and the broker-dealers.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of auction rate preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the auction rate preferred shares available for purchase in the auction.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of auction rate preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate.  In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the auction rate preferred shares offered for sale than there are buyers for those shares).

If broker-dealers submit or are deemed to submit hold orders for all outstanding auction rate preferred shares, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the "AA" Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Statement of Preferences establishing the auction rate preferred shares.

The auction procedures include a pro rata allocation of auction rate preferred shares for purchase and sale.  This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares of auction rate preferred shares in its order.  If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their auction rate preferred shares through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

The first auction for a series of auction rate preferred shares will be held on the date specified in the Prospectus Supplement for such series, which will be the business day preceding the dividend payment date for the initial dividend period.  Thereafter, except during special dividend periods, auctions for such series auction rate preferred shares normally will be held within the frequency

16

specified in the Prospectus Supplement for such series, and each subsequent dividend period for such series auction rate preferred shares normally will begin on the following day.

If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

The following is a simplified example of how a typical auction works.  Assume that the Fund has 1,000 outstanding shares of auction rate preferred shares and three current holders.  The three current holders and three potential holders submit orders through broker-dealers at the auction.

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 5.1%	Bid order at 5.1% rate for all 500 shares
Current Holder B	Owns 300 shares, wants to hold	Hold order will take the auction rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 4.9%	Bid order at 4.9% rate for all 200 shares
Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 5.0%
Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 4.99%
Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 5.1%

The lowest dividend rate that will result in all 1,000 Series E Auction Rate Preferred shares continuing to be held is 5.0% (the offer by D). Therefore, the dividend rate will be 5.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate: Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Auction Rate Preferred Shares

The underwriters shall not be required to make a market in the auction rate preferred shares.  The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so.  There can be no assurance that a secondary trading market for the auction rate preferred shares will develop or, if it does develop, that it will provide owners with liquidity of investment.  The auction rate preferred shares will not be registered on any stock exchange.  Investors who purchase auction rate preferred shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

You may sell, transfer, or otherwise dispose of the auction rate preferred shares only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your auction rate preferred shares in the name of a broker-dealer, a sale or transfer of your auction rate preferred shares to that broker dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer or purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

DIVIDENDS AND DISTRIBUTIONS

For the fiscal year ended December 31, 2007, the Fund made distributions of $1.20 per common share, none of which constituted a return of capital.  The composition of each distribution is estimated based on earnings as of the record date for the distribution.  The actual composition of each distribution may change based on the Fund's investment activity through the end of the calendar year.

17

The Fund intends to distribute substantially all of its net capital gain each year, but may determine to retain all or part of any net capital gain for reinvestment. In such event, the Fund will pay federal income tax on such retained gain and the Fund’s shareholders will receive a corresponding tax credit and increase in the basis of their shares. In the event that the Fund’s net investment company taxable income and net capital gains exceed the total of the Fund’s quarterly distributions on common shares and the amount of distributions on any preferred shares issued by the Fund, the Fund intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions on common shares and the amount of distributions on any preferred shares issued by the Fund exceed net investment company taxable income and net capital gain, the excess will generally be treated as a tax free return of capital up to the amount of a shareholder’s tax basis in the common shares. Any distributions which (based upon the Fund’s full year performance) constitute tax free return of capital will reduce a shareholder’s tax basis in the common shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of the basis in the common shares will generally be taxable to the shareholder as capital gain. See “Taxation.” Quarterly distribution notices provided by the Fund to its shareholders will describe the portion of the quarterly distribution which, in the Fund’s current good faith judgment, constitutes investment company taxable income, capital gain, or a return of capital. The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund’s actual net investment company taxable income and net capital gain for the year and will be communicated to shareholders promptly.

In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets.  In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value or market price per common share over a specified period of time at or about the time of distribution or the payment of a fixed dollar amount.  The exemption also permits the Fund to make such distributions with respect to its preferred shares, if any, in accordance with such shares' terms.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund.  Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions.  In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups.  Principal transactions are not entered into with affiliates of the Fund.  However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom.  To the extent consistent with applicable provisions of the 1940 Act and the rules thereunder, and other regulatory requirements, the Fund's Board have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.  Since the Fund's inception, the Fund has paid a total of $1,126,377 in brokerage commissions.  Since the Fund's inception, the Fund has paid a total of $856,982 in brokerage commission to Gabelli & Company, Inc. and its broker-dealer affiliates.  For the Fund’s 2007 fiscal year, the amount paid to Gabelli & Company, Inc. and its broker-dealer affiliates represented 76.08% of the number of aggregate brokerage commissions paid by the Fund, and 50.98% of the aggregate dollar amount of transactions involving the payment of commissions.  The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities.  In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.  While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund.  The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.  Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund.  Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

18

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts.  When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders.  A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders and note holders (as the case may be).  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund) or note holders, and the discussions set forth here and in the Prospectus do not constitute tax advice.  Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.  The discussion reflects applicable tax laws of the United States as of the date of this SAI; these tax laws may be changed or become subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the Code.  Accordingly, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (x) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (y) not more than 25% of the value of the Fund's total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions).  The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with this calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to avoid entirely the imposition of the tax.  In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

19

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by the Fund's shareholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income.  To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders.  Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash.  Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid.  The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities").  A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

20

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code.  This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of the excise tax.  To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored.  Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid imposition of the excise tax.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.  The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes.  The Fund intends to invest less than 50% of its total assets in foreign securities.  As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain.  If any such gain is retained, the Fund will be subject to a tax of 35% of such amount.  In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at a maximum rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets).  These special rules relating to the taxation of ordinary income dividends paid by RICs to individual taxpayers generally apply to taxable years beginning on or before December 31, 2010.  Thereafter, the Fund's dividends, other than capital gains dividends, will be fully taxable at ordinary income rates unless further Congressional action is taken.  There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code.  If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.  Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (currently 5% for individuals in lower brackets) for such gain realized before January 1, 2011.  Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax.  Distributions in excess of

21

the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset).  For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%.  For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

The IRS currently requires that a registered investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction ("DRD") and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and Preferred Shares. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on its preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss.  There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities.  Accordingly, shareholders with capital loss are urged to consult their tax advisers.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution.  Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Upon a sale, exchange or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the shares.  Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes.  Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Ordinary income distributions (but not capital gain distributions) paid to shareholders who are non-resident aliens or foreign entities (a "foreign investor") will generally be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. In order to obtain such a reduced rate of withholding, a foreign investor will be required to provide an Internal Revenue Service ("IRS")  Form W-8BEN certifying its entitlement to benefits under a treaty.  In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of shares of the Fund.

Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.  Foreign investors are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

22

Taxation of Note Holders

Note holders will be required to include payments of interest on the notes in their gross income in accordance with their method of accounting for U.S. federal income tax purposes.

Any gain from the disposition of the notes will be treated as capital gain for note holders who hold the notes as capital assets and as long-term capital gain if the notes have been held for more than one year as of the date of disposition.  However, a portion of such gain may be required to be treated as ordinary income under special rules of the Code governing the treatment of market discount.  A note holder who acquires a note at a market discount (i.e., at a price less than the principal amount or the “adjusted issue price” as determined for tax purposes, if relevant), such as a subsequent purchaser of the notes, will be required to treat as ordinary income a portion of any gain realized upon a disposition of the note equal to the amount of market discount deemed to have been accrued as of the date of disposition unless an election is made include such discount in income on a current basis.  A note holder who acquires a note at a market discount and does not elect to include such discount in income on a current basis will be required to defer deduction of a portion of interest paid or accrued on debt incurred or continued to purchase or carry the note until the note holder disposes of the note.  These rules may have an effect on the price that can be obtained upon the sale of a note.  Amounts received upon a redemption of the notes will be subject to tax as ordinary income to the extent of any accrued and unpaid interest on the notes as of the date of redemption.

The Fund is required in certain circumstances to backup withhold on interest distributions paid to non-corporate holders of the Fund's notes who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

If you are a foreign investor, the payment of interest on the notes generally will be considered “portfolio interest” and thus generally will be exempt from U.S. withholding tax. This exemption will apply to you provided that (1) interest paid on the notes is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the notes is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Fund through stock ownership, and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any notes must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the notes on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for notes held by a foreign partnership and other intermediaries.

Interest on notes received by a foreign investor that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to 30% U.S. withholding tax, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  In order to obtain such a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.

Any capital gain that a foreign investor realizes on a sale, exchange or other disposition of notes generally will be exempt from United States federal income tax, including withholding tax.

Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual , is present in the United States for 183 or more days during a taxable year and certain other conditions are met.  Foreign investors are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                Taxation of Holders of Subscription Rights

The value of a subscription right will not be includible in the income of a shareholder at the time the subscription right is issued.

The basis of a subscription right issued to a shareholder will be zero, and the basis of the share with respect to which the subscription right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the subscription right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the subscription right a portion of the basis of the old share. If either (a) or (b) applies, such shareholder must allocate basis between the old share and the subscription right in proportion to their fair market values on the date of distribution.

The basis of a subscription right purchased in the market will generally be its purchase price.

The holding period of a subscription right issued to a shareholder will include the holding period of the old share.

No loss will be recognized by a shareholder if a subscription right distributed to such shareholder expires unexercised because the basis of the old share may be allocated to a subscription right only if the subscription right is exercised. If a subscription right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the subscription right.

Any gain or loss on the sale of a subscription right will be a capital gain or loss if the subscription right is held as a capital asset (which in the case of subscription rights issued to shareholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

No gain or loss will be recognized by a shareholder upon the exercise of a subscription right, and the basis of any preferred share acquired upon exercise (the new preferred share) will equal the sum of the basis, if any, of the subscription right and the price of the subscription right for the new preferred share. The holding period for the new preferred share will begin on the date when the subscription right is exercised.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder.  The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.  Persons considering an investment in common shares should consult their own tax advisers regarding the purchase, ownership and disposition of common shares.

23

NET ASSET VALUE

Portfolio Valuation.  The net asset value of the Fund's common shares will be computed based on the market value of the assets it holds and will generally be determined daily as of the close of regular trading on the NYSE.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued.  If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value.  Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board.  Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board.  Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices.  If there were no asked prices quoted on such day, the security is valued using the closing bid price.  Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board.  Fair valuation methodologies and procedures may include, but are not limited to:  analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Funds obtain valuations on the basis of prices provided by a pricing service approved by the Board.  All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Trust's Board.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on a Fund's net asset value per share, such Fund may fair value such portfolio securities based on available market information as of the time each Fund determines its net asset value.

BENEFICIAL OWNERS

As of December 31, 2007, GAMCO Investors, Inc. was the  beneficial owner of 1,318,475 common shares, representing 6.19% of the Fund's outstanding common shares.  Mario Gabelli may be deemed to have ownership of such shares.

As of December 31, 2007, the Trustees and Officers of the Fund as a group beneficially owned approximately 6.35% of the outstanding shares of the Fund's common shares.

24

GENERAL INFORMATION

 Book-Entry-Only Issuance

DTC will act as securities depository for the shares of fixed rate preferred shares and/or auction market-rate preferred shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC.  The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC).  One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC.  DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates.  Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations.  Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records.  Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, and periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities.  Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners.  Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners.  The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC.  DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date.  Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time.  Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund.  Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

 Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures.  The proxy voting procedures are attached hereto as Appendix A, and any information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-422-3554, or on the Registrant's website at http://www.gabelli.com, and (ii) on the Commission's website at http://www.sec.gov.

25

 Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics.  This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates.  For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration.  In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account.  Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted.  The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics.  The code of ethics is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090.  The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

 Code of Conduct for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a code of conduct.  This code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties.  The code of conduct is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090.  The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

FINANCIAL STATEMENTS

The audited financial statements included in the Annual Report to the Fund's Shareholders for the year ended December 31, 2007, together with the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Fund's Annual Report to Shareholders.  All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement.  A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at Once Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at 800-GABELLI (422-3554).

26

APPENDIX A

GAMCO INVESTORS, INC. and AFFILIATES

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter.  These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.           Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A.  The Committee will include representatives of Research, Administration, Legal, and the Advisers.  Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

  Meetings are held on an  as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's Board of Trustees and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Trustees and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Trustees but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee.  If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.             Conflicts of Interest
b

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions.  By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest.  Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote.  In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted.  A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc.  A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers.  The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.           Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict.  If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Trustees of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.           Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.           Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations
- Legal Department
- Proxy Department
- Investment professional assigned to the account

In the event that the Board of Directors/Trustees (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.           Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients.  The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

Gabelli Funds, LLC
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions.  Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.           Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•
Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag.  Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3.  In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone.  A corrected proxy is requested.  Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.).  When securities are out on loan on record date, the custodian is requested to supply written verification.

4.  Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system.  The system is backed up regularly.

Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue

5.  VAFs are kept alphabetically by security.  Records for the current proxy season are located in the Proxy Voting Department office.  In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.  Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.  If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.  In the case of a proxy contest, records are maintained for each opposing entity.

9.  Voting in Person

a) At times it may be necessary to vote the shares in person.  In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person.  The forms are then sent overnight to Broadridge.  Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges).  A lead-time of at least two weeks prior to the meeting is needed to do this.  Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of Gabelli Funds, LLC with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•
A list of all shares being voted by custodian only.  Client names and account numbers are not included.  This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting.  The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A
Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients.  As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management.  We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights.  The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine.  We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company.  In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue.  Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders
This may include such areas as:
-Paying greenmail
-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED SHARES

We oppose the issuance of blank check preferred shares.

Blank check preferred shares allow the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms.  A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis.  We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares
-Stock split
-Stock option or other executive compensation plan
-Finance growth of company/strengthen balance sheet
-Aid in restructuring
-Improve credit rating
-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board.  When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis.  While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions.  However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments.  Management has no such limitations.  While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive.  Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job.  We do not, however, support excessive golden parachutes.  Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail.  An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients.  In general, this proposal does not allow us to do that.  Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis.  According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price.  We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable.  Where no direction has been given, we will vote in the best economic interests of our clients.  It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable.  Where no direction has been given, we will vote in the best economic interests of our clients.  It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes.  Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis.  Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons.  We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees.  However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment
•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares.  In general, we oppose supermajority-voting requirements.  Supermajority requirements often exceed the average level of shareholder participation.  We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting.  It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

PART C

OTHER INFORMATION

Item 25.                Financial Statements and Exhibits

1.	Financial Statements

Part A

None

Part B

Statement of Assets and Liabilities as of December 31, 2007

Statement of Operations for the Period Ended December 31, 2007

Statement of Changes in Net Assets

Report of Independent Registered Public Accounting Firm

2.	Exhibits

(a)	Agreement and Declaration of Trust of Registrant (3)
(i) Statement of Preferences for the Series ___ [ ] Preferred Shares (1)
(b)	By-Laws of Registrant (3)

(c)	Not applicable

(d)	Form of Specimen Common Share Certificate (2)
(i) Form of Specimen for Series __ [ ] Preferred Shares (1) (ii) Form of Specimen for Series __ [ ] Preferred Shares (1) (iii) Form of Indenture (1) (iv) Form of Subscription Certificate (1)

(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant (2)

(f)	Not applicable

(g)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (3)

(h)	Form of Underwriting Agreement (1)

(i)	Not applicable

(j)	Form of Custodian Contract (2)

(k)	Form of Registrar, Transfer Agency and Service Agreement (2)

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality (1)

(m)	Not applicable

(n)	(i) Consent of Independent Auditors (4)

(ii) Powers of Attorney (4)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Codes of Ethics of the Fund and the Investment Adviser (1)

________________________
(1)	To be filed by Amendment.

(2)
Incorporated by reference to the Registrant's Pre-Effective Amendment No. 4 to the Fund's Registration Statement on Form N-2 Nos. 333-138141 and 811-21969, as filed with the Securities and Exchange Commission on January 26, 2007.

(3)
Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1  to the Fund's Registration Statement on Form N-2 Nos. 333-138141 and 811-21969, as filed with the Securities and Exchange Commission on December 13, 2006.

(4)	Filed herewith.

Item 26.                Marketing Arrangements

Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 27.                Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee
SEC registration fees
Printing expenses
Accounting fees
FINRA filing fees
Transfer agent fees
Blue Sky fees
Legal fees
Miscellaneous
Total

Item 28.                 Persons Controlled by or Under Common Control with Registrant

NONE

Item 29.                Number of Holders of Securities as of June 30, 2008

Title of Class	Number of Record Holders

Common Shares of Beneficial Interest	12

Item 30.                Indemnification

Reference is made to (a) Article IV of Exhibit 2(a)(i) to this Registration Statement; (b) Section 9 of Exhibit 2(g) to this Registration Statement; and (c) of Section     of  Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 31.                Business and Other Connections of Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and trustees during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (Securities and Exchange Commission File No. 801-26202).

Item 32.                Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian at 135 Santilli Highway, Everett, Massachusetts 02149, and located in part at the offices of the transfer agent and registrar, American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038, and in part at the Fund’s sub-administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Item 33.                Management Services

Not applicable.

Item 34.                Undertakings

1.
Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.
If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, and to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering.

4.	Registrant hereby undertakes:

(a)	to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)
to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)
that for the purpose of determining any liability under the Securities Act of 1933 (the "1933 Act"), each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)
that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C:  Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act.

(2)
the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.      Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.      Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 16th day of May, 2008.

THE GABELLI GLOBAL DEAL FUND

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates set forth below.

Name	Title	Date

*	Trustee, Chairman and Chief Investment Officer	May 16, 2008
Mario J. Gabelli

*	Trustee	May 16, 2008
Anthony J. Colavita

*	Trustee	May 16, 2008
James P. Conn

*	Trustee	May 16, 2008
Clarence A. Davis

	Trustee	____________, 2008
Mario d'Urso

*	Trustee	May 16, 2008
Arthur V. Ferrara

*	Trustee	May 16, 2008
Michael J. Melarkey

*	Trustee	May 16, 2008
Edward T. Tokar

*	Trustee	May 16, 2008
Salvatore J. Zizza

/s/ Bruce N. Alpert	President and Principal Executive Officer	May 16, 2008
Bruce N. Alpert

/s/ Agnes Mullady	Treasurer and Principal Financial Officer	May 16, 2008
Agnes Mullady

/s/ Bruce N. Alpert		May 16, 2008
Bruce N. Alpert
Attorney-in-Fact

*	Pursuant to a Power of Attorney

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

EX-(n)(i)	Consent of Independent Auditors
EX-(n)(ii)	Powers of Attorney